UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Report to Stockholders.

Blackstone

Blackstone / GSO Senior Floating Rate Term Fund
(NYSE: BSL)

Blackstone / GSO Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone / GSO Strategic Credit Fund
(NYSE: BGB)

Annual Report
December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on each Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who invest directly with a Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-800-522-6645 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-522-6645 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your common shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Table of Contents

Manager Commentary	2
Fund Summary	3
Portfolio of Investments	9
Statements of Assets and Liabilities	45
Statements of Operations	46
Statements of Changes in Net Assets	47
Statements of Cash Flows	48
Financial Highlights	49
Notes to Financial Statements	54
Report of Independent Registered Public Accounting Firm	69
Summary of Dividend Reinvestment Plan	70
Additional Information	71
Privacy Procedures	72
Trustees & Officers	80

Blackstone / GSO Funds	Manager Commentary

December 31, 2019 (Unaudited)

To Our Shareholders:

The U.S. credit markets posted strong performance in 2019 despite lingering tensions over trade and concerns about a weakening global economy. Ample Collateralized Loan Obligation (“CLO”) creation and institutional demand supported loan performance of 8.64%, offsetting persistent loan retail fund outflows and negative media coverage. High yield and investment grade bonds, which returned 14.32% and 14.54%, respectively, for the year, outperformed most other credit asset classes as investors sought fixed-coupon, longer-duration assets due to the downward shift in the U.S. Treasury yield curve.

Investor flight to quality drove dispersion in performance by credit quality throughout much of the second half of 2019, before the year culminated in a strong rally in risk assets. BB rated and B rated loans returned 9.3% and 9.0%, respectively, in 2019 versus 3.4% for CCC rated loans. Similarly, in high yield, higher quality paper generally outperformed lower quality in 2019 with BB rated and B rated high yield bonds returning 15.5% and 14.8%, respectively, versus 9.5% for CCC rated high yield bonds.

A topical theme throughout fixed income during 2019 was the expectation for falling interest rates, with retail loan funds facing redemptions for much of the year while high yield and investment grade bond funds experienced strong inflows. Loan mutual funds and Exchange Traded Funds (“ETFs”) reported $38 billion in net outflows in 2019 and more than $58 billion in net outflows since October 2018 when expectations for near-term rate hikes peaked. With the market pricing in only one Federal Funds rate cut during 2020, loan retail outflows are expected to stabilize somewhat. Retail investor demand for high yield bonds, on the other hand, was resilient throughout 2019. Net inflows totaled $19 billion as investors rotated into fixed-rate, longer-duration assets amid the declining rate environment.

Primary loan issuance slowed in 2019 due to a decline in both M&A related financing and refinancing activity, coupled with an increase in bond-for-loan refinancings and secured high yield issuance. Gross loan issuance totaled $392 billion in 2019, a 44% decrease year-over-year, and net issuance totaled $192 billion, a 36% decrease year-over-year. High yield bond issuance, on the other hand, increased year-over-year with gross issuance totaling $287 billion, a 53% increase over 2018. Net issuance of $93 billion represented a 27% increase year-over-year. We believe the investor preference for fixed-rate, longer-duration assets led to a relatively high volume of senior secured notes issued in 2019, which otherwise may have taken the form of senior secured loans. Senior secured note issuance increased by over 140% in 2019 compared to 2018, and it represented a greater proportion of total high yield bond issuance than it did in the prior year.

Total Returns through December 31, 2019
US Loans (S&P/LSTA Leveraged Loan Index)	8.64%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	14.32%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	2.30%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	8.90%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	8.72%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	14.54%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	13.11%
US Large Cap Equities (S&P 500® Index)	31.50%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

U.S. CLO gross issuance was healthy in 2019, down just 8% compared to record-breaking issuance in 2018. JP Morgan is forecasting net new supply in 2020 of $90-100 billion (a 15-24% decrease year-over-year) driven primarily by continuing tight arbitrage, depressed loan supply, a saturated manager base, and U.S. election uncertainty.

In 2019, 43 companies in the loan and high yield bond markets defaulted with debt totaling $51.5 billion, compared to 32 companies with debt totaling $43.1 billion in 2018, according to JP Morgan. Although total debt involved in defaults picked up almost 20% year-over-year, energy and metals/mining defaults accounted for over half of 2019’s defaults/distressed activity by volume. The par-weighted loan last twelve months (“LTM”) default rate at the end of 2019 was 1.64% versus the 20-year average of 3.0%, and the par-weighted high yield bond LTM default rate was 2.63% versus the 20-year average of 3.1%. JP Morgan is forecasting loan and high yield bond default rates of 2.0% and 3.0%, respectively, in 2020.

Average LTM revenue and EBITDA growth continues to be positive for the public issuers in the S&P/LSTA Leveraged Loan Index as of September 30, 2019. While growth has slowed, leverage and interest coverage levels remain stable, and we remain focused on key loan protections and covenants.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

December 31, 2019 (Unaudited)

Blackstone / GSO Senior Floating Rate Term Fund

Fund Overview

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2022.

On November 18, 2019, the Board of Trustees of BSL approved a proposal to amend BSL's charter to allow an extension greater than two years in length (the “Charter Amendment”) and also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the "Term Extension"). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

Portfolio Management Commentary

Fund Performance

As of December 31, 2019, BSL outperformed its key benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), on a Net Asset Value (“NAV”) per share basis for the periods of three years, five years, and since inception and underperformed its benchmark for the one year period. On a share price basis, the Fund outperformed its benchmark for the periods of one year, five years, and since inception and underperformed its benchmark for the three year period. The shares of the Fund traded at an average discount to NAV of 0.6% for the twelve months ended December 31, 2019, compared to its peer group average discount of 11.8% over the same time.1

NAV Performance Factors

The Fund’s underperformance relative to its benchmark in 2019 was primarily attributable to an underweight allocation to BBB/BB rated credit. The Fund’s 2019 relative performance was also impacted by a snap-back of larger loan tranches in January 2019, which we believe was largely a normalization following the significant underperformance of larger loans in late 2018 as open-end loan mutual funds facing record outflows aggressively sold these larger, more liquid tranches to meet redemptions. The Fund, which is generally underweight larger loans, outperformed its benchmark on an asset-level basis by +1.2% during November and December 2018 and then lagged by -1.0% in January 2019 as this temporary phenomenon reversed. Net of this impact, credit selection within credit rating tiers was positive for 2019. Illustratively, single-B rated loans below $1.0 billion (approximately 52% of the Fund during 2019) returned approximately +8.6% compared to approximately +7.6% for single-B loans sub-$1.0 billion in the benchmark. By issuer, the largest positive contributors to performance relative to the benchmark were Advantage Sales & Marketing, Beacon Health, and US LBM, while Southern Graphics, Sheridan Production Partners, and Mortgage Contracting Services were the most significant detractors.

Portfolio Activity and Positioning

During 2019, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value while also leveraging our scale in the primary market to take advantage of new issue discounts. The Fund slightly reduced its allocation to second lien loans throughout the year in favor of additional high yield.

As of December 31, 2019, the Fund held 82.3% of its Managed Assets in Senior Loans, 12.0% in second lien loans, and 3.0% in high yield bonds. BSL’s investments represented the obligations of 276 companies, with an average position size representing 0.31% of Managed Assets of the Fund. Electronics/electric, business equipment and services, and healthcare represented the Fund’s top sector weightings.2

[1]	Average discount and peer group per Morningstar.
[2]	Industries per S&P classifications.

Annual Report | December 31, 2019	3

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

December 31, 2019 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	6.51%
Current Dividend Yield^	7.50%
Effective Duration^^	0.25 yr
Average Position*	0.31%
Leverage*	32.99%

^	Using current dividend rate of $0.101/share and market price/share as of 12/31/2019.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.
Top 10 Issuers*
EG Group, Ltd.	1.4%
Advantage Sales & Marketing, Inc.	1.3%
TKC Holdings, Inc.	1.1%
Ellie Mae, Inc.	1.1%
Quest Software US Holdings, Inc.	1.1%
Ivanti Software, Inc.	1.1%
GI Revelation Acquisition LLC	1.0%
KUEHG Corp	1.0%
Netsmart Technologies, Inc.	1.0%
National Intergovernmental Purchasing Alliance Co	0.9%
Top 10 Issuer	11.0%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	19.0%
Business Equipment & Services	15.8%
Healthcare	15.1%
Building & Development	5.6%
Chemical & Plastics	3.5%
Top 5 Industries	59.0%

*	As a percentage of Managed Assets.

^	S&P Industry Classification Schema.

BSL Total Return
	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	7.98%**	5.50%	5.68%	5.70%
Market Price*	14.17%	3.98%	6.96%	5.01%
S&P LLI	8.64%	4.35%	4.44%	4.83%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at year ended December 31, 2019 may differ from the net asset value for financial reporting purposes.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

December 31, 2019 (Unaudited)

Blackstone / GSO Long-Short Credit Income Fund

Fund Overview

Blackstone / GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first-and second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

As of December 31, 2019, BGX outperformed a composite weighting of the S&P LLI and the Barclays U.S. High Yield Index (“Barclays HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of one year, three years, five years, and since inception. On a share price basis, the Fund outperformed its benchmark for the periods of one year, three years, five years, and since inception. The shares of the Fund traded at an average discount to NAV of 2.7% for the twelve months ended December 31, 2019, compared to its peer group average discount of 8.1% over the same time.1

NAV Performance Factors

The Fund’s underperformance relative to its benchmark in 2019 was primarily attributable to an underweight allocation to BBB/BB rated credit. The Fund’s 2019 relative performance was also impacted by a snap-back of larger loan tranches in January 2019, which we believe was largely a normalization following the significant underperformance of larger loans in late 2018 as open-end loan mutual funds facing record outflows aggressively sold these larger, more liquid tranches to meet redemptions. Due primarily to this tranche size effect, the Fund’s loans outperformed the loan benchmark on an asset-level basis by +1.4% during November and December 2018 and then lagged by -1.3% in January 2019 as this temporary phenomenon reversed. Net of this impact, credit selection within credit rating tiers was positive for 2019. Illustratively, single-B rated loans below $1.0 billion (approximately 47% of the Fund during 2019) returned approximately +8.5% compared to approximately +7.6% for single-B loans sub-$1.0 billion in the benchmark. By issuer, the largest positive contributors to performance relative to the benchmark were York Risk Services, Advantage Sales & Marketing, and Avantor, while Southern Graphics, Pier 1 Imports, and Mortgage Contracting Services were the most significant detractors.

Portfolio Activity and Positioning

During 2019, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value while also leveraging our scale in the primary market to take advantage of new issue discounts. The Fund slightly reduced its allocation to second lien loans throughout the year in favor of incremental single-B loan exposure.

As of December 31, 2019, the Fund held 86.2% of its Managed Assets in Secured Loans and 11.0% in high yield bonds. BGX’s investments represented the obligations of 285 companies, with an average position size representing 0.31% of Managed Assets of the Fund. Electronics/electric, healthcare, and business equipment and services represented the Fund’s top sector weightings.2

[1]	Average discount and peer group per Morningstar.

[2]	Industries per S&P classifications.

Annual Report | December 31, 2019	5

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

December 31, 2019 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	6.76%
Current Dividend Yield^	8.82%
Effective Duration^^	0.40 yr
Average Position*	0.31%
Leverage*	39.02%

^	Using current dividend rate of $0.115/share and market price/share as of 12/31/2019.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.
Top 10 Issuers*
Ivanti Software, Inc.	1.5%
Advantage Sales & Marketing, Inc.	1.3%
KUEHG Corp	1.1%
Quest Software US Holdings, Inc.	1.1%
Priso Acquisition Corp	1.1%
Ellie Mae, Inc.	1.0%
Asurion LLC	1.0%
Carestream Health, Inc.	1.0%
Netsmart Technologies, Inc.	1.0%
GI Revelation Acquisition LLC	0.9%
Top 10 Issuer	11.0%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	17.8%
Healthcare	14.8%
Business Equipment & Services	14.4%
Building & Development	6.6%
Telecommunications	4.1%
Top 5 Industries	57.7%

*	As a percentage of Managed Assets.

^	S&P Industry Classification Schema.

BGX Total Return
	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	10.73%**	6.86%	6.82%	6.14%
Market Price*	25.08%	8.87%	9.64%	5.51%
70% S&P LLI / 30% Barclays HYI	9.80%	4.79%	4.94%	4.96%

†	Annualized.
*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at year ended December 31, 2019 may differ from the net asset value for financial reporting purposes.

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary

December 31, 2019 (Unaudited)

Blackstone / GSO Strategic Credit Fund

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

As of December 31, 2019, BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the periods of three years, five years, and since inception and underperformed its benchmark for the one year period. On a share price basis, the Fund outperformed its benchmark for the periods of one year, three years, and five years and underperformed its benchmark for the inception period. The shares of the Fund traded at an average discount to NAV of 7.1% for the twelve months ended December 31, 2019, compared to its peer group average discount of 7.6% over the same time.1

NAV Performance Factors

The Fund’s underperformance relative to its benchmark in 2019 was primarily attributable to an underweight allocation to BBB/BB rated credit. The Fund’s 2019 relative performance was also impacted by a snap-back of larger loan tranches in January 2019, which we believe was largely a normalization following the significant underperformance of larger loans in late 2018 as open-end loan mutual funds facing record outflows aggressively sold these larger, more liquid tranches to meet redemptions. Due primarily to this tranche size effect, the Fund’s loans outperformed the loan benchmark on an asset-level basis by +1.3% during November and December 2018 and then lagged by -1.2% in January 2019 as this temporary phenomenon reversed. Net of this impact, credit selection within credit rating tiers was positive for 2019. Illustratively, single-B rated loans below $1.0 billion (approximately 46% of the Fund during 2019) returned approximately +8.7% compared to approximately +7.6% for single-B loans sub-$1.0 billion in the benchmark. Mark-downs on legacy, reorganized equity positions, which are typically illiquid until a monetization event, were also a headwind to performance. By issuer, the largest positive contributors to performance relative to the benchmark were York Risk Services, Advantage Sales & Marketing, and Calumet Specialty Products Partners, while Southern Graphics, Mood Media, and NPC International were the most significant detractors.

Portfolio Activity and Positioning

During 2019, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value while also leveraging our scale in the primary market to take advantage of new issue discounts. The Fund reduced its allocation to CCC exposure during the year in favor of incremental B-rated credit.

As of December 31, 2019, the Fund held 86.2% of its Managed Assets in Senior Secured Loans and 12.5% in high yield bonds. BGB’s investments represented the obligations of 286 companies, with an average position size representing 0.30% of Managed Assets of the Fund. Electronics/electric, business equipment and services, and healthcare represented the Fund’s top sector weightings.2

[1]	Average discount and peer group per Morningstar.

[2]	Industries per S&P classifications.

Annual Report | December 31, 2019	7

Blackstone / GSO Strategic Credit Fund	Fund Summary

December 31, 2019 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	6.85%
Current Dividend Yield^	8.76%
Effective Duration^^	0.41 yr
Average Position*	0.30%
Leverage*	37.08%

^	Using current dividend rate of $0.105/share and market price/share as of 12/31/2019.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.
Top 10 Issuers*
Advantage Sales & Marketing, Inc.	1.4%
Priso Acquisition Corp	1.2%
Quest Software US Holdings, Inc.	1.1%
Ivanti Software, Inc.	1.1%
Ellie Mae, Inc.	1.1%
KUEHG Corp	1.0%
American Bath Group LLC	1.0%
Carestream Health, Inc.	1.0%
GI Revelation Acquisition LLC	0.9%
Gigamon, Inc.	0.9%
Top 10 Issuer	10.7%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	18.6%
Business Equipment & Services	15.1%
Healthcare	14.0%
Building & Development	7.6%
Telecommunications	4.0%
Top 5 Industries	59.3%

*	As a percentage of Managed Assets.

^	S&P Industry Classification Schema.

BGB Total Return
	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	9.29%**	5.95%	5.91%	5.50%
Market Price*	17.05%	7.05%	6.50%	3.98%
75% S&P LLI / 25% Barclays HYI	9.60%	4.71%	4.86%	4.66%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at year ended December 31, 2019 may differ from the net asset value for financial reporting purposes.

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 140.75%
Aerospace & Defense - 1.54%
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	$1,746,800	$1,744,616
Propulsion Acquisition LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 07/13/2021(b)	2,132,624	2,111,298
		3,855,914

Air Transport - 0.76%
Air Medical Group Holdings, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 03/14/2025	1,965,000	1,910,962

Automotive - 1.09%
Bright Bidco B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 06/30/2024	1,750,919	1,041,797
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan, 3M US L + 2.75%, 08/18/2021	434,402	428,609
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	1,289,688	1,254,222
		2,724,628

Brokers, Dealers & Investment Houses - 1.71%
Advisor Group Holdings, Inc., First Lien Initial B Term Loan, 1M US L + 5.00%, 07/31/2026	1,166,667	1,160,110
Advisor Group Holdings, Inc., First Lien Initial A Term Loan, 1M US L + 4.00%, 01/31/2025	830,499	804,550
Deerfield Dakota Holding LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/13/2025	871,134	870,275
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	676,923	677,769
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/12/2025(b)	762,013	763,918
		4,276,622

Building & Development - 8.01%
American Bath Group LLC, Second Lien Term Loan, 1M US L + 9.75%, 09/30/2024(b)	250,000	250,000
American Bath Group LLC, First Lien 2018 Replacement Term Loan, 1M US L + 4.25%, 09/30/2023(b)	3,183,671	3,203,569
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024	288,148	288,990
Dayton Superior Corp., First Lien Term Loan, 3M US L + 7.00%, 12/04/2024	325,342	322,902
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	1,288,275	1,263,585
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	3,253,216	3,208,484
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	2,370,000	2,263,350
LBM Borrower LLC, Second Lien Initial Term Loan, 1M US L + 9.25%, 08/20/2023	400,000	394,376
LBM Borrower LLC, First Lien Tranche C Term Loan, 1M US L + 3.75%, 08/20/2022	2,614,372	2,634,804
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 11/06/2026	840,000	841,050
Ply Gem Midco, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 04/12/2025	1,361,822	1,363,089
Road Infrastructure Investment Holdings, Inc., First Lien Term Loan, 1M US L + 3.50%, 06/13/2023	351,529	327,977
SIWF Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 06/15/2025	866,800	866,076
SRS Distribution, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 05/23/2025	2,871,461	2,854,591
		20,082,843

Business Equipment & Services - 23.55%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	1,044,629	1,045,501
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	119,565	119,266
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 07/23/2021	1,027,665	997,992
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 1M US L + 6.50%, 07/25/2022	3,248,461	2,904,676
Advantage Sales & Marketing, Inc., First Lien B-2 Term Loan, 1M US L + 3.25%, 07/23/2021	950,625	922,301
ALKU LLC, First Lien B Term Loan, 3M US L + 5.50%, 07/29/2026	2,100,000	2,075,504
Allied Universal Holdco LLC, First Lien Delayed Draw Term Loan, 1M US L + 4.25%, 07/10/2026	138,739	139,750
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	1,401,261	1,411,476

See Notes to Financial Statements.

Annual Report | December 31, 2019	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Business Equipment & Services (continued)
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/15/2026	$1,990,000	$1,990,000
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 3M US L + 4.00%, 12/05/2022	1,746,782	1,754,974
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 12/28/2024(b)	857,500	855,356
Cambium Learning Group, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 12/18/2025	458,182	444,436
Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan, 3M US L + 3.00%, 11/01/2024	2,154,522	2,138,094
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 02/09/2026	398,005	400,493
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 02/02/2026(b)	465,517	451,552
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 02/03/2025	333,562	332,728
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 5.00%, 02/06/2026	1,506,306	1,521,369
Epicor Software Corp., First Lien B Term Loan, 1M US L + 3.25%, 06/01/2022	493,910	497,276
Explorer Holdings, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/20/2026	630,000	635,906
Garda World Security Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 10/30/2026	1,076,923	1,085,678
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	2,010,178	1,902,141
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026	2,200,000	1,985,500
Inmar, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 05/01/2024	390,762	374,155
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 05/01/2025	1,183,432	1,109,840
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 02/21/2025	1,625,053	1,632,837
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 08/22/2025	2,250,000	2,254,579
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.88%, 12/09/2022	1,910,340	1,915,116
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,866,857	1,884,359
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	1,356,791	1,339,831
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	2,066,419	2,053,835
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	690,909	665,000
National Intergovernmental Purchasing Alliance Co., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,540,000	1,516,900
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	2,022,302	2,028,197
Polyconcept North America Holdings, Inc., First Lien Closing Date Term Loan, 1M US L + 3.75%, 08/16/2023	577,819	577,819
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.50%, 05/01/2025	1,675,747	1,666,321
PriceWaterhouseCoopers, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2026(b)	440,000	433,400
Project Boost Purchaser LLC, First Lien B Term Loan, 1M US L + 3.50%, 06/01/2026	634,773	638,642
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	1,306,800	1,308,434
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 4.00%, 09/03/2026	1,090,174	1,101,534
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	1,445,309	1,448,019
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025(b)	2,558,826	2,568,421
ThoughtWorks, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 10/11/2024	1,927,855	1,932,675
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	1,915,435	1,848,394
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	3,144,000	3,155,790
		59,066,067

Cable & Satellite Television - 0.20%
Radiate Holdco LLC, First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.50%, 02/01/2024	498,747	502,737

Chemical & Plastics - 5.02%
Ascend Performance Materials Operations LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 08/27/2026	1,496,250	1,511,213
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 08/01/2025	2,600,400	2,613,402
DCG Acquisition Corp., First Lien B Term Loan, 1W US L + 4.50%, 09/30/2026(b)	1,220,817	1,228,447

See Notes to Financial Statements.

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Chemical & Plastics (continued)
Emerald Performance Materials LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 07/30/2021	$1,924,055	$1,914,435
Nouryon Finance B.V., First Lien Initial Dollar Term Loan, 1M US L + 3.25%, 10/01/2025	1,786,349	1,790,073
Peroxychem LLC, First Lien Initial Term Loan, 6M US L + 5.00%, 10/01/2024(b)	1,367,442	1,365,733
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 01/31/2025	406,723	378,592
Spectrum Holdings III Corp., Second Lien Closing Date Term Loan, 1M US L + 7.00%, 01/31/2026	600,000	486,000
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 1M US L + 3.50%, 10/28/2024	722,785	676,408
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 10/27/2025(b)	725,111	632,659
		12,596,962

Conglomerates - 0.51%
Output Services Group, Inc., First Lien B Term Loan, 1M US L + 4.50%, 03/27/2024	600,889	509,254
Spring Education Group, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 07/30/2025	776,032	781,367
		1,290,621

Containers & Glass Products - 2.23%
Charter NEX US, Inc., First Lien Third Amendment Incremental Term Loan, 1M US L + 3.50%, 05/16/2024	236,313	238,233
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	1,281,393	1,274,986
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	1,080,750	1,083,452
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024(b)	620,110	612,358
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 3M US L + 3.50%, 11/20/2023	580,263	573,193
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 3M US L + 8.50%, 11/18/2024(b)	488,038	469,736
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 10/31/2025(b)	1,400,000	966,000
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.00%, 10/17/2024	378,246	368,445
		5,586,403

Diversified Insurance - 1.40%
Acrisure LLC, First Lien 2017-2 Refinancing Term Loan, 3M US L + 4.25%, 11/22/2023	1,462,507	1,468,905
Acrisure LLC, First Lien 2018-1 Additional Term Loan, 3M US L + 3.75%, 11/22/2023	608,708	610,482
AmWINS Group, Inc., First Lien Term Loan, 1W US L + 6.75%, 01/25/2024	217,412	219,559
Broadstreet Partners, Inc., First Lien Tranche B-2 Term Loan, 1M US L + 3.25%, 11/08/2023	284,681	286,284
CP VI Bella Midco LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 12/27/2024	413,437	405,816
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	385,714	382,100
NFP Corp., First Lien B Term Loan, 1M US L + 3.00%, 01/08/2024	147,472	147,116
		3,520,262

Drugs - 2.19%
Albany Molecular Research, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 08/30/2024	623,386	621,830
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 08/30/2025	392,857	392,857
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	1,512,734	1,335,744
Cambrex Corp., First Lien Initial Dollar Term Loan, 3M US L + 5.00%, 12/04/2026	1,260,000	1,259,213
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	1,880,619	1,876,708
		5,486,352

Ecological Services & Equipment - 0.91%
Eagle 4, Ltd., Second Lien Initial Term Loan, 3M US L + 7.75%, 07/12/2027	649,091	649,091
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 3M US L + 3.75%, 07/10/2026	344,660	346,254

See Notes to Financial Statements.

Annual Report | December 31, 2019	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Ecological Services & Equipment (continued)
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	$922,134	$874,012
Tunnel Hill Partners LP, First Lien Initial Term Loan, 1M US L + 3.50%, 02/06/2026	405,783	404,769
		2,274,126

Electronics/Electric - 28.03%
Applovin Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/15/2025	403,100	406,313
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 1M US L + 4.25%, 10/02/2025	3,267,000	3,237,679
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/18/2025	868,972	853,587
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/21/2025	1,255,875	1,238,607
Compuware Corp., First Lien Term Loan, 1M US L + 4.00%, 08/22/2025	353,146	355,941
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,183,500	2,094,599
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/28/2025(b)	313,725	301,961
Curvature, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	3,836,948	3,013,923
DCert Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/16/2026	1,152,439	1,158,201
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 02/02/2026	1,819,583	1,828,681
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	823,446	824,990
Electronics for Imaging, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 07/23/2026	1,050,000	981,099
Ellie Mae, Inc., First Lien Term Loan, 3M US L + 4.00%, 04/17/2026	4,139,625	4,173,280
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024	69,822	69,779
Flexera Software LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 02/26/2025	225,862	226,850
Flexera Software LLC, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/26/2026	773,145	775,078
Gigamon, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 12/27/2024	1,874,639	1,858,236
Help/Systems Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 11/19/2026	1,161,702	1,156,864
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 07/07/2025	696,541	707,425
Idera, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	1,733,814	1,742,492
Imperva, Inc., Second Lien Term Loan, 3M US L + 7.75%, 01/11/2027	980,805	861,882
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/12/2026	1,194,000	1,128,927
Ivanti Software, Inc., Second Lien Term Loan, 1M US L + 9.00%, 01/20/2025	2,000,000	1,972,500
Ivanti Software, Inc., First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	2,062,810	2,067,750
LI Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/20/2026(b)	840,000	842,100
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	1,637,405	1,569,862
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	2,633,818	2,648,633
Merrill Communications LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 10/05/2026	630,000	636,300
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 09/13/2024	933,202	936,767
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,495,458	1,419,436
MYOB US Borrower LLC, First Lien Initial U.S. Term Loan, 1M US L + 4.00%, 05/06/2026(b)	972,889	982,618
Navex Topco, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/05/2025	661,985	662,813
Navex Topco, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 09/04/2026	1,100,000	1,090,831
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/31/2023	64,413	52,819
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025	2,250,009	2,242,516
Perforce Software, Inc., First Lien B Term Loan, 1M US L + 4.50%, 07/01/2026	576,493	577,576
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 04/26/2024	3,324,232	3,336,714
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	1,297,015	1,277,560
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 1M US L + 4.25%, 07/07/2023	377,520	380,351
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 1M US L + 4.50%, 07/07/2023	320,941	323,751
Project Silverback Holdings Corp., First Lien New Term Loan, 3M US L + 3.50%, 08/21/2024	743,451	638,126
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	2,994,017	2,938,628
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	1,136,295	1,129,199
Riverbed Technology, Inc., First Lien First Amendment Term Loan, 1M US L + 3.25%, 04/24/2022	986,004	865,840
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,053,128	2,003,093

See Notes to Financial Statements.

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Electronics/Electric (continued)
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	$1,163,750	$1,170,540
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,760,000	1,560,530
SonicWall US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 05/16/2025	1,316,601	1,287,524
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 1M US L + 6.00%, 10/29/2024	250,246	212,292
Veritas US, Inc., First Lien New Dollar B Term Loan, 1M US L + 4.50%, 01/27/2023	1,787,684	1,726,134
Vero Parent, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 6.00%, 08/16/2024	1,470,000	1,403,850
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 6.25%, 08/16/2024	611,972	589,023
Web.com Group, Inc., Second Lien Initial Term Loan, 1M US L + 7.75%, 10/09/2026	804,990	777,069
Web.com Group, Inc., First Lien B Term Loan, 1M US L + 3.75%, 10/10/2025	1,999,087	2,000,376
		70,319,515

Equipment Leasing - 0.24%
CSC SW Holdco, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 11/14/2022	617,089	613,343

Financial Intermediaries - 1.36%
ASP MCS Acquisition Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 05/20/2024	2,733,323	1,301,062
NorthStar Financial Services Group LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 05/25/2025	1,683,142	1,668,414
NorthStar Financial Services Group LLC, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/25/2026(b)	433,744	429,406
		3,398,882

Food Products - 3.43%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	2,063,811	2,000,050
Give & Go Prepared Foods Corp., First Lien 2017 Term Loan, 3M US L + 4.25%, 07/29/2023	553,927	529,693
Snacking Investments Bidco Pty Limited, First Lien Term Loan, 3M US L + 4.00%, 10/16/2026	1,852,941	1,858,741
TKC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 02/01/2023	3,435,360	3,203,473
TKC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 02/01/2024	1,105,408	1,005,921
		8,597,878

Food Service - 3.64%
CEC Entertainment, Inc., First Lien B Term Loan, 1M US L + 6.50%, 08/30/2026	1,726,622	1,663,419
Flynn Restaurant Group LP, First Lien B Initial Term Loan, 1M US L + 3.50%, 06/27/2025	1,837,929	1,770,156
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 04/07/2025(b)	1,868,314	1,879,991
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 03/21/2025(b)	1,255,417	1,267,971
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.25%, 01/31/2025	733,135	737,192
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 01/30/2026	1,308,103	1,304,833
Whatabrands LLC, First Lien B Term Loan, 1M US L + 3.25%, 08/02/2026	490,820	494,239
		9,117,801

Food/Drug Retailers - 2.02%
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	204,688	204,283
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	4,881,370	4,871,729
		5,076,012

Health Insurance - 1.49%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	838,464	848,421
FHC Health Systems, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 12/23/2021	2,539,091	2,542,265
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 06/07/2023	344,433	340,434
		3,731,120

Healthcare - 21.74%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	2,375,157	2,041,162
American Renal Holdings, Inc., First Lien B Term Loan, 1M US L + 3.25%, 06/14/2024	418,926	399,140

See Notes to Financial Statements.

Annual Report | December 31, 2019	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Healthcare (continued)
ATI Holdings Acquisition, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/10/2023	$328,051	$327,369
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.25%, 10/20/2023	1,826,366	1,781,282
BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 10/21/2024	1,052,629	984,208
Carestream Health, Inc., Second Lien Extended Term Loan, 1M US L + 9.50%, 06/07/2021	2,390,930	2,265,406
Carestream Health, Inc., First Lien Extended Term Loan, 1M US L + 5.50%, 02/28/2021	173,634	171,500
Certara Holdco, Inc., First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024(b)	219,263	218,989
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,309,219	1,305,946
CPI Holdco LLC, First Lien B Term Loan, 3M US L + 4.25%, 11/04/2026(b)	1,260,000	1,265,513
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 12/01/2021	2,159,823	2,043,193
Endo International PLC, First Lien Initial Term Loan, 1M US L + 4.25%, 04/29/2024	767,908	737,311
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	2,276,361	1,952,924
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026(b)	734,766	718,233
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	1,344,828	1,203,621
Heartland Dental LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 04/30/2025	2,955,458	2,949,295
Heartland Dental LLC, First Lien Incremental 2 Facility Term Loan, 1M US L + 4.50%, 04/30/2025	489,727	486,054
Immucor, Inc., First Lien B-3 Term Loan, 3M US L + 5.00%, 06/15/2021	359,357	358,683
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	1,359,609	1,289,589
Lifescan Global Corp., First Lien Initial Term Loan, 3M US L + 6.00%, 10/01/2024	2,623,750	2,512,241
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 08/02/2025	998,649	996,153
Navicure, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/22/2026	1,065,217	1,072,541
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 1M US L + 3.75%, 04/19/2023	3,675,594	3,668,702
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/19/2023	236,749	235,861
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	3,506,260	2,938,684
NVA Holdings, Inc., First Lien Incremental B-4 Term Loan, 3M US L + 3.50%, 02/02/2025	656,700	657,114
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	1,196,887	1,117,893
Ortho-Clinical Diagnostics, Inc., First Lien Second Amendment New Term Loan, 1M US L + 3.25%, 06/30/2025	474,967	470,514
Parexel International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	1,574,941	1,549,348
PetVet Care Centers LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	747,707	739,882
PetVet Care Centers LLC, First Lien 2018 Term Loan, 1M US L + 3.25%, 02/14/2025	653,383	648,483
Phoenix Guarantor, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/05/2026	3,137,102	3,158,701
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	797,538	792,885
Regionalcare Hospital Partners Holdings, Inc., First Lien B Term Loan, 1M US L + 4.50%, 11/16/2025	1,957,733	1,976,087
Sunshine Luxembourg VII SARL, First Lien Facility B1 Term Loan, 3M US L + 4.25%, 10/01/2026	518,519	524,119
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	138,958	138,640
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024	987,310	804,040
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 06/23/2024	690,957	690,093
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	1,357,813	1,370,257
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 07/02/2025	410,221	403,169
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025	3,250,500	2,827,935
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/07/2024	1,391,394	1,303,270
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 03/13/2026(b)	1,500,000	1,413,750
		54,509,780

Home Furnishings - 1.76%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 12/13/2023	1,293,272	1,259,860
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 1M US L + 3.25%, 12/13/2023	940,800	916,104
Hayward Industries, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	109,061	108,516
Prime Security Services Borrower LLC, First Lien 2019 Refinancing B-1 Term Loan, 1M US L + 3.25%, 09/23/2026	1,625,925	1,632,941

See Notes to Financial Statements.

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Home Furnishings (continued)
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/08/2024	$1,645,600	$507,396
		4,424,817

Industrial Equipment - 4.18%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.50%, 08/01/2024	2,111,971	2,088,539
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 07/19/2024	1,471,960	1,460,000
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	943,606	908,221
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)(c)	51,003	49,090
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	881,247	796,898
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	468,085	358,085
Robertshaw US Holding Corp., First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025(b)	1,380,373	1,263,041
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	1,005,813	965,581
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025	2,638,287	2,601,061
		10,490,516

Insurance - 0.97%
APCO Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/09/2025(b)	1,562,557	1,554,745
Outcomes Group Holdings, Inc., Second Lien Term Loan, 3M US L + 7.50%, 10/26/2026(b)	423,077	420,962
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 10/24/2025	475,200	468,466
		2,444,173

Leisure Goods/Activities/Movies - 2.18%
Recess Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/30/2024	1,953,825	1,949,751
Thunder Finco Pty, Ltd., First Lien Term Loan, 3M US L + 4.75%, 11/20/2026(b)	1,050,000	1,050,000
Travelport Finance S.à r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	2,633,400	2,470,129
		5,469,880

Lodging & Casinos - 0.94%
Aimbridge Acquisition Co., Inc., First Lien Initial (2019) Term Loan, 1M US L + 3.75%, 02/02/2026(b)	698,250	705,233
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024	1,729,200	1,645,619
		2,350,852

Nonferrous Metals/Minerals - 1.17%
Aleris International, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023	1,743,563	1,747,922
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 03/21/2025(b)	967,445	974,701
Murray Energy Corp., First Lien Superpriority B-2 Term Loan, 3M US L + 7.25%, 10/17/2022(d)	967,856	211,854
		2,934,477

Oil & Gas - 3.42%
Ascent Resources - Marcellus LLC, First Lien Initial Term Loan, 1M US L + 6.50%, 03/30/2023	246,914	230,864
BCP Raptor II LLC, First Lien Initial Term Loan, 2M US L + 4.75%, 11/03/2025	380,708	352,789
Equitrans Midstream Corp., First Lien Holdco B Facility Term Loan, 1M US L + 4.50%, 01/31/2024	735,811	734,126
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	1,340,204	1,329,322
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025	797,551	741,722
Petroleum GEO-Services ASA, First Lien Extended Term Loan, 3M US L + 2.50%, 03/19/2021	1,629,883	1,551,649
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019(d)	2,772,674	1,705,194
Sheridan Production Partners I LLC, First Lien Deferred Principal Term Loan, 3M US L + 0.00%, 10/01/2019(b)(d)	14,516	8,927

See Notes to Financial Statements.

Annual Report | December 31, 2019	15

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Oil & Gas (continued)
Sheridan Production Partners I LLC, First Lien M Deferred Principal TL Term Loan, 3M US L + 0.00%, 10/01/2019(b)(d)	$8,866	$5,453
Sheridan Production Partners I LLC, First Lien Deferred Principal TL Term Loan, 3M US L + 0.00%, 10/01/2019(b)(d)	109,547	67,371
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 1M US L + 3.50%, 10/01/2019(d)	367,402	225,952
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 1M US L + 3.50%, 10/01/2019(d)	224,411	138,013
UTEX Industries, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/21/2021	2,036,441	1,495,929
		8,587,311

Property & Casualty Insurance - 0.96%
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.50%, 08/04/2025	1,910,526	1,938,468
Confie Seguros Holding II Co., First Lien B Term Loan, 3M US L + 4.75%, 04/19/2022	490,239	477,372
		2,415,840

Publishing - 2.81%
Ancestry.com Operations, Inc., First Lien Extended Term Loan, 1M US L + 4.25%, 08/27/2026	1,076,680	1,061,542
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,613,060	1,613,737
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 1M US L + 3.50%, 08/21/2026	1,163,750	1,172,164
Recorded Books, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/29/2025(b)	952,851	958,806
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 09/25/2026	1,680,000	1,586,895
Southern Graphics, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 12/31/2023	1,500,000	414,000
Southern Graphics, Inc., First Lien Refinancing Term Loan, 1M US L + 3.25%, 12/31/2022	404,451	253,107
		7,060,251

Radio & Television - 1.63%
iHeartCommunications, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2026	1,613,697	1,629,495
Terrier Media Buyer, Inc., First Lien B Term Loan, 3M US L + 4.25%, 12/12/2026	2,075,099	2,098,454
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	353,402	352,372
		4,080,321

Retailers (except food & drug) - 1.14%
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/21/2022	1,094,008	749,395
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 02/07/2024(b)	184,720	87,742
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)	64,966	6,172
Petco Animal Supplies, Inc., First Lien Term Loan, 3M US L + 3.25%, 01/26/2023	643,980	550,200
Spencer Spirit IH LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 06/19/2026	1,466,325	1,454,873
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 11/16/2019(b)(d)	4,090,935	8,182
		2,856,564

Steel - 0.73%
Can Am Construction, Inc., First Lien Closing Date Term Loan, 1M US L + 5.00%, 07/01/2024(b)	1,493,147	1,493,146
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	357,911	338,523
		1,831,669

Surface Transport - 1.15%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026(b)	2,200,000	2,029,500
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 02/05/2024	863,441	863,445
		2,892,945

Telecommunications - 3.23%
Alorica, Inc., First Lien New B Term Loan, 1M US L + 4.25%, 06/30/2022	842,907	730,800

See Notes to Financial Statements.

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Telecommunications (continued)
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	$903,808	$889,573
Aventiv Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 11/01/2024	167,011	125,146
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 05/01/2025	300,751	186,800
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	1,229,085	1,232,668
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 12/16/2024	588,972	577,193
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 12/15/2023	713,879	705,252
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	1,066,364	892,125
Peak 10 Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.25%, 08/01/2025	1,157,143	732,859
Vertiv Group Corp., First Lien B Term Loan, 1M US L + 4.00%, 11/30/2023	2,040,638	2,040,638
		8,113,054

Utilities - 3.41%
Brookfield WEC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/01/2025	671,841	677,508
Eastern Power LLC, First Lien Term Loan, 1M US L + 3.75%, 10/02/2023	560,692	563,013
Granite Acquisition, Inc., First Lien B Term Loan, 3M US L + 3.50%, 12/17/2021	62,698	63,056
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	2,055,115	2,061,959
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	488,750	455,322
Moxie Patriot LLC, First Lien Construction B-1 Advances Term Loan, 3M US L + 5.75%, 12/19/2020	1,362,538	1,214,362
Panda Liberty LLC, First Lien Construction B-1 Advance Term Loan, 3M US L + 6.50%, 08/21/2020	2,357,497	2,106,022
Pike Corp., First Lien Initial (2019) Term Loan, 1M US L + 3.25%, 07/24/2026	609,520	613,774
Southeast PowerGen LLC, First Lien B Advance Term Loan, 1M US L + 3.50%, 12/02/2021	862,830	798,118
		8,553,134

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $368,244,636)		353,044,634

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 2.41%
Structured Finance Obligations - 2.41%
Babson CLO, Ltd. 2015-I 3M US L + 5.50%, 01/20/2031(b)(e)	875,000	781,922
Canyon Capital CLO 2016-1, Ltd. 3M US L + 1.90%, 07/15/2031(b)(e)	500,000	487,400
Carlyle Global Market Strategies CLO 2016-2, Ltd. 3M US L + 5.17%, 07/15/2027(b)(e)	1,000,000	909,736
Dryden 40 Senior Loan Fund 3M US L + 5.75%, 08/15/2031(b)(e)	800,000	766,244
Greywolf CLO IV, Ltd. 3M US L + 6.94%, 04/17/2030(b)(e)	500,000	500,650
Highbridge Loan Management 6-2015, Ltd. 3M US L + 5.10%, 02/05/2031(b)(e)	834,000	749,023
Neuberger Berman Loan Advisers CLO 27, Ltd. 3M US L + 5.20%, 01/15/2030(b)(e)	667,000	623,758
ROMARK CLO LLC 3M US L + 3.35%, 07/25/2031(b)	250,000	247,603
Romark CLO, Ltd. 3M US L + 2.15%, 10/23/2030(b)(e)	330,000	326,830
TICP CLO X, Ltd. 3M US L + 1.90%, 04/20/2031(b)(e)	330,000	321,856
TRESTLES CLO II, Ltd. 3M US L + 1.90%, 07/25/2031(b)(e)	340,000	328,763
		6,043,785

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $6,312,974)		6,043,785

CORPORATE BONDS - 4.52%
Automotive - 0.20%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/2022(e)	550,000	503,422

See Notes to Financial Statements.

Annual Report | December 31, 2019	17

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value

Building & Development - 0.20%
NWH Escrow Corp. 7.500%, 08/01/2021(e)	$1,000,000	$510,000

Chemical & Plastics - 0.25%
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/01/2026(e)	595,000	632,202

Containers & Glass Products - 0.33%
ARD Finance SA 6.500%, 06/30/2027(e)(f)	800,000	828,640

Diversified Insurance - 0.10%
AmWINS Group, Inc. 7.750%, 07/01/2026(e)	228,000	252,619

Ecological Services & Equipment - 1.16%
GFL Environmental, Inc.:
5.375%, 03/01/2023(e)	1,325,000	1,368,063
7.000%, 06/01/2026(e)	930,000	985,100
8.500%, 05/01/2027(e)	513,000	565,249
		2,918,412

Electronics/Electric - 0.50%
Rackspace Hosting, Inc. 8.625%, 11/15/2024(e)	452,000	442,960
Riverbed Technology, Inc. 8.875%, 03/01/2023(e)	1,385,000	803,300
		1,246,260

Food/Drug Retailers - 0.39%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC 5.875%, 02/15/2028(e)	917,000	976,009

Healthcare - 0.84%
Envision Healthcare Corp. 8.750%, 10/15/2026(e)	2,292,000	1,427,566
Team Health Holdings, Inc. 6.375%, 02/01/2025(e)	1,000,000	670,415
		2,097,981

Property & Casualty Insurance - 0.15%
GTCR AP Finance, Inc. 8.000%, 05/15/2027(e)	350,000	364,997

Publishing - 0.14%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/2024(e)	420,000	362,424

Radio & Television - 0.05%
Entercom Media Corp. 6.500%, 05/01/2027(e)	123,000	131,960

Telecommunications - 0.21%
Sprint Communications, Inc. 6.000%, 11/15/2022	500,000	525,265

TOTAL CORPORATE BONDS
(Cost $13,147,210)		11,350,191

	Shares
COMMON STOCK - 0.32%
Building & Development - 0.20%
Dayton Superior LLC(b)(g)	5,726	515,342

See Notes to Financial Statements.

18	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

	Shares	Value
Oil & Gas - 0.12%
Ascent Resources - Equity(g)	177,384	$299,335
Templar Energy LLC(b)(g)	72,786	–
		299,335

TOTAL COMMON STOCK
(Cost $3,974,819)		814,677

PREFERRED STOCK - 0.00%
Oil & Gas - 0.00%
Templar Energy LLC(b)(g)	48,248	–

TOTAL PREFERRED STOCK
(Cost $482,483)		–

WARRANTS - 0.00%(h)
Oil & Gas - 0.00%
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	45,926	1,378

TOTAL WARRANTS
(Cost $5,012)		1,378

Total Investments - 148.00%
(Cost $392,167,134)		371,254,665

Other Assets in Excess of Liabilities - 1.23%		3,092,863

Leverage Facility - (49.23)%		(123,500,000)

Net Assets - 100.00%		$250,847,528

Amounts above are shown as a percentage of net assets as of December 31, 2019.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2019 was 1.76%

1W US L - 1 Week LIBOR as of December 31, 2019 was 1.63%

2M US L - 2 Month LIBOR as of December 31, 2019 was 1.83%

3M US L - 3 Month LIBOR as of December 31, 2019 was 1.91%

6M US L - 6 Month LIBOR as of December 31, 2019 was 1.91%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of December 31, 2019. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2019, the Fund has unfunded delayed draw loans in the amount of $595,240. Fair value of these unfunded delayed draws was $592,678.

(d)	Security is in default as of period end and is therefore non-income producing.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $16,621,108, which represented approximately 6.63% of net assets as of December 31, 2019. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

See Notes to Financial Statements.

Annual Report | December 31, 2019	19

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2019

(f)	Option to convert to pay-in-kind security.

(g)	Non-income producing security.

(h)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 141.33%
Aerospace & Defense - 1.64%
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	$1,429,200	$1,427,414
Propulsion Acquisition LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 07/13/2021(b)	1,865,762	1,847,104
		3,274,518

Air Transport - 1.18%
Air Medical Group Holdings, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 03/14/2025	1,965,000	1,910,962
Air Medical Group Holdings, Inc., First Lien 2018 Term Loan, 1M US L + 3.25%, 04/28/2022	467,085	458,984
		2,369,946

Automotive - 1.02%
Bright Bidco B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 06/30/2024	1,432,663	852,435
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan, 3M US L + 2.75%, 08/18/2021	355,420	350,680
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	859,793	836,148
		2,039,263

Beverage & Tobacco - 0.23%
Winebow Holdings, Inc., Second Lien Term Loan, 1M US L + 7.50%, 01/02/2022	693,642	469,363

Brokers, Dealers & Investment Houses - 1.79%
Advisor Group Holdings, Inc., First Lien Initial B Term Loan, 1M US L + 5.00%, 07/31/2026	1,000,000	994,380
Advisor Group Holdings, Inc., First Lien Initial A Term Loan, 1M US L + 4.00%, 01/31/2025	711,856	689,614
Deerfield Dakota Holding LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/13/2025	712,746	712,044
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	553,846	554,538
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/12/2025(b)	623,465	625,024
		3,575,600

Building & Development - 8.32%
American Bath Group LLC, Second Lien Term Loan, 1M US L + 9.75%, 09/30/2024(b)	150,000	150,000
American Bath Group LLC, First Lien 2018 Replacement Term Loan, 1M US L + 4.25%, 09/30/2023(b)	2,661,249	2,677,882
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024	235,758	236,446
Dayton Superior Corp., First Lien Term Loan, 3M US L + 7.00%, 12/04/2024	244,007	242,177
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	1,125,808	1,104,232
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	2,661,722	2,625,123
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	1,939,091	1,851,833
LBM Borrower LLC, Second Lien Initial Term Loan, 1M US L + 9.25%, 08/20/2023	500,000	492,970
LBM Borrower LLC, First Lien Tranche C Term Loan, 1M US L + 3.75%, 08/20/2022	2,067,589	2,083,747
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 11/06/2026	720,000	720,900
Ply Gem Midco, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 04/12/2025	1,114,218	1,115,255
Road Infrastructure Investment Holdings, Inc., First Lien Term Loan, 1M US L + 3.50%, 06/13/2023	309,759	289,005
SIWF Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 06/15/2025	709,200	708,608
SRS Distribution, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 05/23/2025	2,364,298	2,350,407
		16,648,585

Business Equipment & Services - 23.57%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	860,958	861,677
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	97,826	97,582
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 07/23/2021	770,751	748,496
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 1M US L + 6.50%, 07/25/2022	3,123,849	2,793,252

See Notes to Financial Statements.

Annual Report | December 31, 2019	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Business Equipment & Services (continued)
Advantage Sales & Marketing, Inc., First Lien B-2 Term Loan, 1M US L + 3.25%, 07/23/2021	$739,375	$717,345
ALKU LLC, First Lien B Term Loan, 3M US L + 5.50%, 07/29/2026	1,800,000	1,779,003
Allied Universal Holdco LLC, First Lien Delayed Draw Term Loan, 1M US L + 4.25%, 07/10/2026	118,919	119,786
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	1,201,081	1,209,837
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/15/2026	1,628,182	1,628,182
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 3M US L + 4.00%, 12/05/2022	1,279,476	1,285,476
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 12/28/2024(b)	643,125	641,517
Cambium Learning Group, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 12/18/2025	392,727	380,945
Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan, 3M US L + 3.00%, 11/01/2024	1,762,791	1,749,349
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 02/09/2026	325,641	327,676
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 02/03/2025	305,056	304,294
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 02/02/2026(b)	439,655	426,466
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 5.00%, 02/06/2026	1,232,432	1,244,757
Explorer Holdings, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/20/2026	540,000	545,063
Garda World Security Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 10/30/2026	923,077	930,582
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	1,563,537	1,479,505
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026	1,800,000	1,624,500
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 1M US L + 4.00%, 05/23/2025	230,028	231,839
Inmar, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 05/01/2024	312,610	299,324
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 05/01/2025	946,746	887,872
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 08/22/2025	2,198,220	2,202,693
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 02/21/2025	1,394,839	1,401,521
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.88%, 12/09/2022	1,882,755	1,887,462
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,527,429	1,541,748
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	1,110,102	1,096,225
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	1,450,684	1,441,849
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	460,606	443,333
National Intergovernmental Purchasing Alliance Co., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,260,000	1,241,100
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	1,654,611	1,659,434
Polyconcept North America Holdings, Inc., First Lien Closing Date Term Loan, 3M US L + 3.75%, 08/16/2023	495,274	495,274
PriceWaterhouseCoopers, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2026(b)	360,000	354,600
PriceWaterhouseCoopers, 1M US L + 4.50%, 05/01/2025	1,436,354	1,428,275
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	1,069,200	1,070,536
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 4.00%, 09/03/2026	934,435	944,172
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	1,182,525	1,184,743
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025(b)	1,823,896	1,830,736
ThoughtWorks, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 10/11/2024	1,099,481	1,102,229
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	1,167,168	1,126,317
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	2,358,000	2,366,842
		47,133,414

Chemical & Plastics - 5.04%
Ascend Performance Materials Operations LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 08/27/2026	997,500	1,007,475
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 08/01/2025	2,129,075	2,139,721
DCG Acquisition Corp., First Lien B Term Loan, 1W US L + 4.50%, 09/30/2026(b)	1,046,415	1,052,955

See Notes to Financial Statements.

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Chemical & Plastics (continued)
Emerald Performance Materials LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 08/01/2022	$1,500,000	$1,468,748
Nouryon Finance B.V., First Lien Initial Dollar Term Loan, 1M US L + 3.25%, 10/01/2025	1,461,558	1,464,605
Peroxychem LLC, First Lien Initial Term Loan, 6M US L + 5.00%, 10/01/2024(b)	1,172,093	1,170,628
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 01/31/2025	374,134	348,257
Spectrum Holdings III Corp., Second Lien Closing Date Term Loan, 1M US L + 7.00%, 01/31/2026	566,667	459,000
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 1M US L + 3.50%, 10/28/2024	489,551	458,139
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 10/27/2025(b)	588,834	513,757
		10,083,285

Clothing & Textiles - 0.25%
Hercules Achievement, Inc., First Lien Initial Term Loan, 1M US L + 2.04%, 12/16/2024	501,221	493,954

Conglomerates - 0.52%
Output Services Group, Inc., First Lien B Term Loan, 1M US L + 4.50%, 03/27/2024	468,025	396,652
Spring Education Group, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 07/30/2025	634,935	639,300
		1,035,952

Containers & Glass Products - 2.20%
Charter NEX US, Inc., First Lien Third Amendment Incremental Term Loan, 1M US L + 3.50%, 05/16/2024	193,347	194,918
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	1,048,412	1,043,170
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	884,250	886,461
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024(b)	507,363	501,021
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 3M US L + 3.50%, 11/20/2023	476,989	471,176
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 3M US L + 8.50%, 11/18/2024(b)	366,029	352,303
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 10/31/2025(b)	933,333	644,000
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.00%, 10/17/2024	309,474	301,455
		4,394,504

Diversified Insurance - 0.98%
Acrisure LLC, First Lien 2017-2 Refinancing Term Loan, 3M US L + 4.25%, 11/22/2023	533,818	536,153
Acrisure LLC, First Lien 2018-1 Additional Term Loan, 3M US L + 3.75%, 11/22/2023	498,034	499,486
AmWINS Group, Inc., First Lien Term Loan, 1W US L + 6.75%, 01/25/2024	186,353	188,193
CP VI Bella Midco LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 12/27/2024	390,469	383,271
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	364,286	360,872
		1,967,975

Drugs - 2.64%
Albany Molecular Research, Inc., 1M US L + 3.25%, 08/30/2024	549,678	548,307
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 08/30/2025	294,643	294,643
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	1,134,552	1,001,810
Cambrex Corp., First Lien Initial Dollar Term Loan, 3M US L + 5.00%, 12/04/2026	1,080,000	1,079,325
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	2,353,845	2,348,949
		5,273,034

Ecological Services & Equipment - 0.95%
Eagle 4, Ltd., Second Lien Initial Term Loan, 3M US L + 7.75%, 07/12/2027	556,364	556,364

See Notes to Financial Statements.

Annual Report | December 31, 2019	23

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Ecological Services & Equipment (continued)
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 3M US L + 3.75%, 07/10/2026	$295,423	$296,789
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	754,473	715,101
Tunnel Hill Partners LP, First Lien Initial Term Loan, 1M US L + 3.50%, 02/06/2026	332,004	331,174
		1,899,428

Electronics/Electric - 27.39%
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 1M US L + 4.25%, 10/02/2025	2,673,000	2,649,010
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/18/2025	710,977	698,390
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/21/2025	960,375	947,170
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	1,786,500	1,713,763
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/28/2025(b)	209,150	201,307
Curvature, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	3,190,548	2,506,175
DCert Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/16/2026	987,805	992,744
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 02/02/2026	1,488,750	1,496,194
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	645,358	646,569
Electronics for Imaging, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 07/23/2026	900,000	840,942
Ellie Mae, Inc., First Lien Term Loan, 3M US L + 4.00%, 04/17/2026	3,411,450	3,439,185
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024	59,847	59,810
Flexera Software LLC, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/26/2026	705,887	707,652
Gigamon, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 12/27/2024	2,164,493	2,145,553
Help/Systems Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 11/19/2026	995,745	991,597
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 07/07/2025	603,517	612,947
Idera, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	636,857	640,044
Imperva, Inc., Second Lien Term Loan, 3M US L + 7.75%, 01/11/2027	802,477	705,176
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/12/2026	976,909	923,668
Ivanti Software, Inc., First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	2,853,303	2,860,137
Ivanti Software, Inc., Second Lien Term Loan, 1M US L + 9.00%, 01/20/2025	2,000,000	1,972,500
LI Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/20/2026(b)	720,000	721,800
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	1,339,695	1,284,432
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	724,732	728,808
Merrill Communications LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 10/05/2026	540,000	545,400
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 09/13/2024	1,399,803	1,405,150
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,223,556	1,161,357
MYOB US Borrower LLC, First Lien Initial U.S. Term Loan, 1M US L + 4.00%, 05/06/2026(b)	796,000	803,960
Navex Topco, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 09/04/2026	900,000	892,499
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/31/2023	55,211	45,273
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025	1,360,637	1,356,106
Perforce Software, Inc., First Lien B Term Loan, 1M US L + 4.50%, 07/01/2026	418,623	419,410
Project Alpha Intermediate Holding, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 04/26/2024	1,809,091	1,827,933
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	1,061,194	1,045,276
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 1M US L + 4.25%, 07/07/2023	308,880	311,197
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 1M US L + 4.50%, 07/07/2023	543,083	547,838
Project Silverback Holdings Corp., First Lien New Term Loan, 3M US L + 3.50%, 08/21/2024	495,634	425,417
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	960,346	954,348
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	2,607,692	2,559,450
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,531,602	1,494,276
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	997,500	1,003,320
SonicWall US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 05/16/2025	1,077,219	1,053,428
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,440,000	1,276,798
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 1M US L + 6.00%, 10/29/2024	204,747	173,694
Veritas US, Inc., First Lien New Dollar B Term Loan, 1M US L + 4.50%, 01/27/2023	1,072,617	1,035,687

See Notes to Financial Statements.

24	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Electronics/Electric (continued)
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 6.25%, 08/16/2024	$500,704	$481,928
Vero Parent, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 6.00%, 08/16/2024	1,260,000	1,203,300
Web.com Group, Inc., Second Lien Initial Term Loan, 1M US L + 7.75%, 10/09/2026	658,628	635,784
Web.com Group, Inc., First Lien B Term Loan, 1M US L + 3.75%, 10/10/2025	1,635,616	1,636,671
		54,781,073

Financial Intermediaries - 1.59%
ASP MCS Acquisition Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 05/20/2024	2,117,999	1,008,168
Misys, Ltd., First Lien Dollar Term Loan, 3M US L + 3.50%, 06/13/2024	455,513	453,300
NorthStar Financial Services Group LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 05/25/2025	1,377,116	1,365,066
NorthStar Financial Services Group LLC, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/25/2026(b)	354,881	351,332
		3,177,866

Food Products - 2.82%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	1,618,387	1,568,387
Give & Go Prepared Foods Corp., 3M US L + 4.25%, 07/29/2023	484,011	462,836
Snacking Investments Bidco Pty Limited, First Lien Term Loan, 3M US L + 4.00%, 10/16/2026	1,588,235	1,593,207
TKC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 02/01/2023	1,355,247	1,263,768
TKC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 02/01/2024	831,382	756,557
		5,644,755

Food Service - 3.45%
Agro Merchants North America Holdings, Inc., First Lien Effective Date Term Loan, 3M US L + 3.75%, 12/06/2024(b)	792,368	784,445
CEC Entertainment, Inc., First Lien B Term Loan, 1M US L + 6.50%, 08/30/2026	1,477,090	1,423,021
Flynn Restaurant Group LP, First Lien B Initial Term Loan, 1M US L + 3.50%, 06/27/2025	1,502,577	1,447,169
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 04/07/2025(b)	590,094	593,782
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 03/21/2025(b)	816,021	824,181
Tacala Investment Corp., 1M US L + 3.25%, 01/31/2025	628,401	631,879
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 01/30/2026	1,207,931	1,204,911
		6,909,388

Food/Drug Retailers - 0.93%
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	136,458	136,189
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	1,725,850	1,722,441
		1,858,630

Health Insurance - 1.63%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	686,016	694,162
FHC Health Systems, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 12/23/2021	2,418,059	2,421,082
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 06/07/2023	137,773	136,174
		3,251,418

Healthcare - 22.67%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	2,204,475	1,894,482
American Renal Holdings, Inc., First Lien B Term Loan, 1M US L + 3.25%, 06/14/2024	359,079	342,120
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.25%, 10/20/2023	614,355	599,189
BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 10/21/2024	789,474	738,158
Carestream Health, Inc., Second Lien Extended Term Loan, 1M US L + 9.50%, 06/07/2021	3,276,562	3,104,542
Carestream Health, Inc., First Lien Extended Term Loan, 1M US L + 5.50%, 02/28/2021	133,465	131,825
Certara Holdco, Inc., First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024(b)	157,599	157,402
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,122,188	1,119,382

See Notes to Financial Statements.

Annual Report | December 31, 2019	25

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Healthcare (continued)
CPI Holdco LLC, First Lien B Term Loan, 3M US L + 4.25%, 11/04/2026(b)	$1,080,000	$1,084,725
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 12/01/2021	763,853	722,605
Endo International PLC, First Lien Initial Term Loan, 1M US L + 4.25%, 04/29/2024	1,897,125	1,821,534
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,862,477	1,597,847
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026(b)	604,022	590,431
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	1,344,828	1,203,621
Heartland Dental LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 04/30/2025	1,484,699	1,481,603
Heartland Dental LLC, First Lien Incremental 2 Facility Term Loan, 1M US L + 4.50%, 04/30/2025	419,766	416,617
Immucor, Inc., First Lien B-3 Term Loan, 3M US L + 5.00%, 06/15/2021	308,020	307,443
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	927,063	879,320
Lifescan Global Corp., First Lien Initial Term Loan, 3M US L + 6.00%, 10/01/2024	2,286,723	2,189,537
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 08/02/2025	817,077	815,034
Navicure, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/22/2026	913,043	919,321
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 1M US L + 3.75%, 04/19/2023	3,227,379	3,221,327
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/19/2023	202,927	202,166
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	2,583,967	2,165,687
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	2,361,755	2,205,879
Ortho-Clinical Diagnostics, Inc., First Lien Second Amendment New Term Loan, 1M US L + 3.25%, 06/30/2025	415,017	411,126
Parexel International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	1,311,729	1,290,414
PetVet Care Centers LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	435,592	431,034
PetVet Care Centers LLC, First Lien 2018 Term Loan, 1M US L + 3.25%, 02/14/2025	534,586	530,577
Phoenix Guarantor, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/05/2026	2,566,720	2,584,392
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	647,200	643,423
Regionalcare Hospital Partners Holdings, Inc., First Lien B Term Loan, 1M US L + 4.50%, 11/16/2025	1,453,551	1,467,179
Sunshine Luxembourg VII SARL, First Lien Facility B1 Term Loan, 3M US L + 4.25%, 10/01/2026	444,444	449,245
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	113,693	113,433
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024	246,827	201,010
U.S. Anesthesia Partners, Inc., 1M US L + 3.00%, 06/23/2024	599,561	598,811
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	1,110,938	1,121,119
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 07/02/2025	740,625	727,894
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025	2,659,500	2,313,765
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/07/2024	1,391,394	1,303,270
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 03/13/2026(b)	1,285,714	1,211,786
		45,310,275

Home Furnishings - 1.54%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 12/13/2023	1,050,228	1,023,096
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 1M US L + 3.25%, 12/13/2023	627,200	610,736
Hayward Industries, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	75,940	75,560
Prime Security Services Borrower LLC, First Lien 2019 Refinancing B-1 Term Loan, 1M US L + 3.25%, 09/23/2026	987,525	991,786
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/08/2024	1,246,702	384,402
		3,085,580

Industrial Equipment - 4.24%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.50%, 08/01/2024	1,617,361	1,599,417
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 07/19/2024	1,115,240	1,106,179
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	808,805	778,475

See Notes to Financial Statements.

26	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Industrial Equipment (continued)
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)(c)	$43,717	$42,077
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	730,086	660,206
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	382,979	292,979
Robertshaw US Holding Corp., First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025(b)	1,129,396	1,033,397
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	821,850	788,976
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025	2,216,011	2,184,743
		8,486,449

Insurance - 1.41%
APCO Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/09/2025(b)	1,278,456	1,272,064
Cypress Intermediate Holdings III, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 04/28/2025	813,953	819,244
Outcomes Group Holdings, Inc., Second Lien Term Loan, 3M US L + 7.50%, 10/26/2026(b)	346,154	344,423
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 10/24/2025	388,800	383,291
		2,819,022

Leisure Goods/Activities/Movies - 2.02%
Recess Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/30/2024	1,115,628	1,113,302
Thunder Finco Pty, Ltd., First Lien Term Loan, 3M US L + 4.75%, 11/20/2026(b)	900,000	900,000
Travelport Finance S.à r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	2,154,600	2,021,015
		4,034,317

Lodging & Casinos - 0.98%
Aimbridge Acquisition Co., Inc., First Lien Initial (2019) Term Loan, 1M US L + 3.75%, 02/02/2026(b)	598,500	604,485
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024	1,414,800	1,346,416
		1,950,901

Nonferrous Metals/Minerals - 1.20%
Aleris International, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023	1,426,552	1,430,118
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 03/21/2025(b)	813,956	820,061
Murray Energy Corp., First Lien Superpriority B-2 Term Loan, 3M US L + 7.25%, 10/17/2022(d)	725,892	158,890
		2,409,069

Oil & Gas - 3.10%
BCP Raptor II LLC, First Lien Initial Term Loan, 2M US L + 4.75%, 11/03/2025	328,782	304,671
Equitrans Midstream Corp., First Lien Holdco B Facility Term Loan, 1M US L + 4.50%, 01/31/2024	602,027	600,648
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	1,096,531	1,087,627
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025	1,265,711	1,177,111
Petroleum GEO-Services ASA, First Lien Extended Term Loan, 3M US L + 2.50%, 03/19/2021	1,053,380	1,002,818
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019(d)	860,683	529,320
Sheridan Production Partners I LLC, First Lien Deferred Principal Term Loan, 3M US L + 0.00%, 10/01/2019(b)(d)	4,506	2,771
Sheridan Production Partners I LLC, First Lien M Deferred Principal TL Term Loan, 3M US L + 0.00%, 10/01/2019(b)(d)	2,752	1,693
Sheridan Production Partners I LLC, First Lien Deferred Principal TL Term Loan, 3M US L + 0.00%, 10/01/2019(b)(d)	34,005	20,913
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 1M US L + 3.50%, 10/01/2019(d)	114,048	70,139

See Notes to Financial Statements.

Annual Report | December 31, 2019	27

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Oil & Gas (continued)
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 1M US L + 3.50%, 10/01/2019(d)	$69,661	$42,842
UTEX Industries, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/21/2021	1,841,596	1,352,799
		6,193,352

Property & Casualty Insurance - 1.92%
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.50%, 08/04/2025	3,381,340	3,430,792
Confie Seguros Holding II Co., First Lien B Term Loan, 3M US L + 4.75%, 04/19/2022	420,205	409,176
		3,839,968

Publishing - 2.49%
Ancestry.com Operations, Inc., First Lien Extended Term Loan, 1M US L + 4.25%, 08/27/2026	922,869	909,893
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,319,776	1,320,330
Recorded Books, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/29/2025(b)	779,605	784,478
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 09/25/2026	1,440,000	1,360,195
Southern Graphics, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 12/31/2023	1,500,000	414,000
Southern Graphics, Inc., First Lien Refinancing Term Loan, 1M US L + 3.25%, 12/31/2022	303,338	189,831
		4,978,727

Radio & Television - 1.37%
Gray Television, Inc., First Lien B-2 Term Loan, 1M US L + 2.25%, 02/07/2024	142,857	143,491
iHeartCommunications, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2026	645,479	651,798
Terrier Media Buyer, Inc., First Lien B Term Loan, 3M US L + 4.25%, 12/12/2026	1,778,656	1,798,675
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	141,361	140,948
		2,734,912

Retailers (except food & drug) - 1.13%
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/21/2022	250,061	171,291
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 02/07/2024(b)	138,540	65,807
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)	49,472	4,700
Petco Animal Supplies, Inc., First Lien Term Loan, 3M US L + 3.25%, 01/26/2023	304,290	259,978
Pier 1 Imports , Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 04/30/2021	1,968,750	511,875
Spencer Spirit IH LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 06/19/2026	1,256,850	1,247,034
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 11/16/2019(b)(d)	3,226,826	6,454
		2,267,139

Steel - 0.61%
Can Am Construction, Inc., First Lien Closing Date Term Loan, 1M US L + 5.00%, 07/01/2024(b)	995,431	995,431
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	238,607	225,682
		1,221,113

Surface Transport - 1.19%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026(b)	1,800,000	1,660,500
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 02/05/2024	719,872	719,875
		2,380,375

Telecommunications - 4.38%
Alorica, Inc., First Lien New B Term Loan, 1M US L + 4.25%, 06/30/2022	674,326	584,640
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	1,975,864	1,944,744
Aventiv Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 11/01/2024	136,646	102,392
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 05/01/2025	225,564	140,100
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	1,005,615	1,008,547
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 12/16/2024	548,872	537,895

See Notes to Financial Statements.

28	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Telecommunications (continued)
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 12/15/2023	$693,435	$685,055
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	710,909	594,750
Peak 10 Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.25%, 08/01/2025	771,429	488,573
TierPoint LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/06/2024	1,381,963	1,350,578
Vertiv Group Corp., First Lien B Term Loan, 1M US L + 4.00%, 11/30/2023	1,312,355	1,312,355
		8,749,629

Utilities - 2.94%
Brookfield WEC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/01/2025	629,851	635,163
Eastern Power LLC, First Lien Term Loan, 1M US L + 3.75%, 10/02/2023	478,726	480,708
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	2,421,507	2,429,571
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	488,750	455,322
Moxie Patriot LLC, First Lien Construction B-1 Advances Term Loan, 3M US L + 5.75%, 12/19/2020	681,269	607,181
Panda Liberty LLC, First Lien Construction B-1 Advance Term Loan, 3M US L + 6.50%, 08/21/2020	1,414,064	1,263,226
		5,871,171

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $295,073,000)		282,613,950

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 4.38%
Structured Finance Obligations - 4.38%
Babson CLO, Ltd. 2015-I 3M US L + 5.50%, 01/20/2031(b)(e)	875,000	781,922
Canyon Capital CLO 2016-1, Ltd. 3M US L + 1.90%, 07/15/2031(b)(e)	500,000	487,400
Carlyle Global Market Strategies CLO 2016-2, Ltd. 3M US L + 5.17%, 07/15/2027(b)(e)	1,000,000	909,736
Dryden 40 Senior Loan Fund 3M US L + 5.75%, 08/15/2031(b)(e)	700,000	670,464
Greywolf CLO IV, Ltd. 3M US L + 6.94%, 04/17/2030(b)(e)	500,000	500,650
Highbridge Loan Management 6-2015, Ltd. 3M US L + 5.10%, 02/05/2031(b)(e)	833,000	748,124
Neuberger Berman Loan Advisers CLO 27, Ltd. 3M US L + 5.20%, 01/15/2030(b)(e)	667,000	623,758
ROMARK CLO LLC 3M US L + 3.35%, 07/25/2031(b)	250,000	247,603
Romark CLO, Ltd. 3M US L + 2.15%, 10/23/2030(b)(e)	500,000	495,197
Tiaa Clo III, Ltd. 3M US L + 5.90%, 01/16/2031(b)(e)	2,500,000	2,328,293
TICP CLO X, Ltd. 3M US L + 1.90%, 04/20/2031(b)(e)	500,000	487,660
TRESTLES CLO II, Ltd. 3M US L + 1.90%, 07/25/2031(b)(e)	500,000	483,475
		8,764,282

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $9,193,100)		8,764,282

CORPORATE BONDS - 18.07%
Automotive - 0.21%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/2022(e)	450,000	411,890

Building & Development - 2.28%
Installed Building Products, Inc. 5.750%, 02/01/2028(e)	254,000	272,186
Northwest Hardwoods, Inc. 7.500%, 08/01/2021(e)	289,000	147,390
NWH Escrow Corp. 7.500%, 08/01/2021(e)	1,332,000	679,320
PriSo Acquisition Corp. 9.000%, 05/15/2023(e)	3,477,000	3,459,615
		4,558,511

See Notes to Financial Statements.

Annual Report | December 31, 2019	29

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Chemical & Plastics - 0.26%
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/01/2026(e)	$487,000	$517,450

Containers & Glass Products - 1.87%
ARD Finance SA 6.500%, 06/30/2027(e)(f)	700,000	725,060
Flex Acquisition Co., Inc. 6.875%, 01/15/2025(e)	1,916,000	1,935,141
Trident TPI Holdings, Inc. 6.625%, 11/01/2025(e)	1,200,000	1,083,498
		3,743,699

Diversified Insurance - 0.31%
AmWINS Group, Inc. 7.750%, 07/01/2026(e)	196,000	217,164
HUB International, Ltd. 7.000%, 05/01/2026(e)	378,000	400,689
		617,853

Drugs - 1.46%
Avantor, Inc. 9.000%, 10/01/2025(e)	2,600,000	2,910,999

Ecological Services & Equipment - 1.11%
GFL Environmental, Inc.:
5.375%, 03/01/2023(e)	864,000	892,080
7.000%, 06/01/2026(e)	821,000	869,642
8.500%, 05/01/2027(e)	419,000	461,675
		2,223,397

Electronics/Electric - 2.21%
Banff Merger Sub, Inc. 9.750%, 09/01/2026(e)	857,000	869,876
Global A&T Electronics, Ltd. 8.500%, 01/12/2023	1,363,502	1,259,853
Rackspace Hosting, Inc. 8.625%, 11/15/2024(e)	824,000	807,520
Riverbed Technology, Inc. 8.875%, 03/01/2023(e)	2,559,000	1,484,220
		4,421,469

Food/Drug Retailers - 0.36%
eG Global Finance PLC 6.750%, 02/07/2025(e)	704,000	716,028

Healthcare - 1.69%
Envision Healthcare Corp. 8.750%, 10/15/2026(e)	1,875,000	1,167,839
Team Health Holdings, Inc. 6.375%, 02/01/2025(e)	1,500,000	1,005,622
Tenet Healthcare Corp. 7.000%, 08/01/2025	1,143,000	1,209,677
		3,383,138

Oil & Gas - 1.03%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 7.750%, 04/15/2023	1,600,000	1,600,664
CSI Compressco LP / CSI Compressco Finance, Inc. 7.250%, 08/15/2022	500,000	461,406
		2,062,070

Property & Casualty Insurance - 2.09%
AssuredPartners, Inc. 7.000%, 08/15/2025(e)	1,136,000	1,158,368
GTCR AP Finance, Inc. 8.000%, 05/15/2027(e)	286,000	298,254
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/2024(e)	2,550,000	2,711,020
		4,167,642

Publishing - 0.25%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/2024(e)	580,000	500,491

See Notes to Financial Statements.

30	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Radio & Television - 0.60%
Entercom Media Corp. 6.500%, 05/01/2027(e)	$101,000	$108,358
Univision Communications, Inc.:
5.125%, 05/15/2023(e)	630,000	630,000
5.125%, 02/15/2025(e)	464,000	459,940
		1,198,298

Telecommunications - 2.00%
Connect Finco SARL / Connect US Finco LLC 6.750%, 10/01/2026(e)	1,390,000	1,482,087
Digicel, Ltd. 6.000%, 04/15/2021(e)	750,000	587,183
Frontier Communications Corp. 10.500%, 09/15/2022	1,250,000	612,890
Sprint Communications, Inc. 6.000%, 11/15/2022	1,050,000	1,103,057
Vertiv Group Corp. 9.250%, 10/15/2024(e)	204,000	219,725
		4,004,942

Utilities - 0.34%
Calpine Corp. 5.750%, 01/15/2025	667,000	686,176

TOTAL CORPORATE BONDS
(Cost $38,890,069)		36,124,053

	Shares
COMMON STOCK - 0.27%
Building & Development - 0.19%
Dayton Superior LLC(b)(g)	4,295	386,507

Oil & Gas - 0.08%
SandRidge Energy, Inc.(g)	37,842	160,450

TOTAL COMMON STOCK
(Cost $2,080,637)		546,957

Total Investments - 164.04%
(Cost $345,236,806)		328,049,242

Other Assets in Excess of Liabilities - 0.02%		60,661

Mandatory Redeemable Preferred Shares - (10.06)%
(liquidation preference plus distributions payable on term preferred shares)		(20,127,527)

Leverage Facility - (54.00)%		(108,000,000)

Net Assets - 100.00%		$199,982,376

Amounts above are shown as a percentage of net assets as of December 31, 2019.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2019 was 1.76%

1W US L - 1 Week LIBOR as of December 31, 2019 was 1.63%

2M US L - 2 Month LIBOR as of December 31, 2019 was 1.83%

3M US L - 3 Month LIBOR as of December 31, 2019 was 1.91%

6M US L - 6 Month LIBOR as of December 31, 2019 was 1.91%

See Notes to Financial Statements.

Annual Report | December 31, 2019	31

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2019

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of December 31, 2019. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2019, the Fund has unfunded delayed draw loans in the amount of $486,414. Fair value of these unfunded delayed draws was $484,290.
(d)	Security is in default as of period end and is therefore non-income producing.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $37,707,009, which represented approximately 18.86% of net assets as of December 31, 2019. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Option to convert to pay-in-kind security.
(g)	Non-income producing security.

See Notes to Financial Statements.

32	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.94%
Aerospace & Defense - 1.60%
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	$4,764,000	$4,758,045
Propulsion Acquisition LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 07/13/2021(b)	6,219,207	6,157,015
		10,915,060

Air Transport - 0.84%
Air Medical Group Holdings, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 03/14/2025	5,895,000	5,732,887

Automotive - 1.22%
Bright Bidco B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 06/30/2024	4,988,627	2,968,233
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan, 3M US L + 2.75%, 08/18/2021	1,184,733	1,168,934
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	4,298,960	4,180,739
		8,317,906

Beverage & Tobacco - 0.24%
Winebow Holdings, Inc., Second Lien Term Loan, 1M US L + 7.50%, 01/02/2022	2,387,283	1,615,391

Brokers, Dealers & Investment Houses - 1.54%
Advisor Group Holdings, Inc., First Lien Initial B Term Loan, 1M US L + 5.00%, 07/31/2026	3,388,889	3,369,843
Advisor Group Holdings, Inc., First Lien Initial A Term Loan, 1M US L + 4.00%, 01/31/2025	2,412,402	2,337,026
Deerfield Dakota Holding LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/13/2025	887,182	886,308
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	1,846,154	1,848,462
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/12/2025(b)	2,078,216	2,083,412
		10,525,051

Building & Development - 8.30%
American Bath Group LLC, Second Lien Term Loan, 1M US L + 9.75%, 09/30/2024(b)	600,000	600,000
American Bath Group LLC, First Lien 2018 Replacement Term Loan, 1M US L + 4.25%, 09/30/2023(b)	9,867,111	9,928,780
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024	785,858	788,153
Dayton Superior Corp., First Lien Term Loan, 3M US L + 7.00%, 12/04/2024	894,692	887,981
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	3,725,315	3,653,920
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	8,872,406	8,750,410
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	6,463,636	6,172,772
LBM Borrower LLC, Second Lien Initial Term Loan, 1M US L + 9.25%, 08/20/2023	3,813,476	3,759,859
LBM Borrower LLC, First Lien Tranche C Term Loan, 1M US L + 3.75%, 08/20/2022	4,642,504	4,678,785
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 11/06/2026	2,440,000	2,443,050
Ply Gem Midco, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 04/12/2025	3,714,061	3,717,515
Road Infrastructure Investment Holdings, Inc., First Lien Term Loan, 1M US L + 3.50%, 06/13/2023	1,025,256	956,564
SIWF Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 06/15/2025	2,364,000	2,362,026
SRS Distribution, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 05/23/2025	7,899,229	7,852,821
		56,552,636

Business Equipment & Services - 23.91%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	2,877,514	2,879,916
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	326,087	325,272
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 07/23/2021	3,083,001	2,993,979
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 1M US L + 6.50%, 07/25/2022	11,245,389	10,055,289
Advantage Sales & Marketing, Inc., First Lien B-2 Term Loan, 1M US L + 3.25%, 07/23/2021	2,535,000	2,459,470
ALKU LLC, First Lien B Term Loan, 3M US L + 5.50%, 07/29/2026	6,100,000	6,028,843

See Notes to Financial Statements.

Annual Report | December 31, 2019	33

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Business Equipment & Services (continued)
Allied Universal Holdco LLC, First Lien Delayed Draw Term Loan, 1M US L + 4.25%, 07/10/2026	$403,003	$405,941
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	4,070,330	4,100,003
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/15/2026	5,427,273	5,427,273
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 3M US L + 4.00%, 12/05/2022	8,066,002	8,103,832
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 12/28/2024(b)	2,786,875	2,779,908
Cambium Learning Group, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 12/18/2025	1,330,909	1,290,982
Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan, 3M US L + 3.00%, 11/01/2024	5,875,969	5,831,165
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 02/09/2026	1,085,468	1,092,253
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 02/03/2025	993,283	990,800
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 02/02/2026(b)	1,422,414	1,379,741
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 5.00%, 02/06/2026	4,108,108	4,149,189
Explorer Holdings, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/20/2026	1,830,000	1,847,156
Garda World Security Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 10/30/2026	3,128,205	3,153,637
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	5,113,085	4,838,282
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026	6,000,000	5,415,000
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 1M US L + 4.00%, 05/23/2025	755,972	761,925
Inmar, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 05/01/2024	1,250,440	1,197,296
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 05/01/2025	3,786,982	3,551,489
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 08/22/2025	6,161,780	6,174,319
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 02/21/2025	4,631,391	4,653,576
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.88%, 12/09/2022	5,731,018	5,745,346
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	5,091,429	5,139,161
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	3,700,339	3,654,085
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	6,065,467	6,028,528
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	2,303,030	2,216,667
National Intergovernmental Purchasing Alliance Co., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	4,200,000	4,137,000
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	5,515,370	5,531,448
Polyconcept North America Holdings, Inc., First Lien Closing Date Term Loan, 3M US L + 3.75%, 08/16/2023	1,678,427	1,678,427
PriceWaterhouseCoopers, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2026(b)	1,200,000	1,182,000
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.50%, 05/01/2025	4,867,645	4,840,265
Project Boost Purchaser LLC, First Lien B Term Loan, 1M US L + 3.50%, 06/01/2026	484,323	487,275
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	3,564,000	3,568,455
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 4.00%, 09/03/2026	3,166,696	3,199,693
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	3,941,751	3,949,142
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025(b)	6,737,673	6,762,940
ThoughtWorks, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 10/11/2024	4,165,549	4,175,962
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	786,901	759,360
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	7,937,874	7,967,641
		162,909,931

Chemical & Plastics - 3.77%
Ascend Performance Materials Operations LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 08/27/2026	3,491,250	3,526,162
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 08/01/2025	7,092,000	7,127,460
DCG Acquisition Corp., First Lien B Term Loan, 1W US L + 4.50%, 09/30/2026(b)	3,546,183	3,568,347
Nouryon Finance B.V., First Lien Initial Dollar Term Loan, 1M US L + 3.25%, 10/01/2025	882,173	884,012

See Notes to Financial Statements.

34	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Chemical & Plastics (continued)
Peroxychem LLC, First Lien Initial Term Loan, 6M US L + 5.00%, 10/01/2024(b)	$3,972,093	$3,967,128
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 01/31/2025	1,225,062	1,140,330
Spectrum Holdings III Corp., Second Lien Closing Date Term Loan, 1M US L + 7.00%, 01/31/2026	1,833,333	1,485,000
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 1M US L + 3.50%, 10/28/2024	2,378,505	2,225,888
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 10/27/2025(b)	1,995,334	1,740,929
		25,665,256

Conglomerates - 0.99%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	2,679,783	2,667,229
Output Services Group, Inc., First Lien B Term Loan, 1M US L + 4.50%, 03/27/2024	1,733,234	1,468,915
Spring Education Group, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 07/30/2025	2,116,451	2,131,002
VT Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 08/01/2025	470,347	469,907
		6,737,053

Containers & Glass Products - 2.41%
Charter NEX US, Inc., First Lien Third Amendment Incremental Term Loan, 1M US L + 3.50%, 05/16/2024	644,489	649,725
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	3,494,708	3,477,235
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	2,947,500	2,954,869
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024(b)	1,691,209	1,670,069
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 3M US L + 3.50%, 11/20/2023	1,704,605	1,683,834
ProAmpac PG Borrower LLC, Second Lien Initial Term Loan, 3M US L + 8.50%, 11/18/2024(b)	1,464,115	1,409,210
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 10/31/2025(b)	4,666,667	3,220,000
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.00%, 10/17/2024	1,403,878	1,367,504
		16,432,446

Diversified Insurance - 0.75%
Acrisure LLC, First Lien 2018-1 Additional Term Loan, 3M US L + 3.75%, 11/22/2023	1,660,112	1,664,952
AmWINS Group, Inc., First Lien Term Loan, 1W US L + 6.75%, 01/25/2024	631,529	637,766
CP VI Bella Midco LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 12/27/2024	1,263,281	1,239,993
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	1,178,571	1,167,528
NFP Corp., First Lien B Term Loan, 1M US L + 3.00%, 01/08/2024	428,371	427,338
		5,137,577

Drugs - 2.43%
Albany Molecular Research, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 08/30/2024	1,819,283	1,814,744
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 08/30/2025	1,473,214	1,473,214
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	4,538,206	4,007,236
Cambrex Corp., First Lien Initial Dollar Term Loan, 3M US L + 5.00%, 12/04/2026	3,660,000	3,657,713
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	5,587,465	5,575,843
		16,528,750

Ecological Services & Equipment - 0.94%
Eagle 4, Ltd., Second Lien Initial Term Loan, 3M US L + 7.75%, 07/12/2027	1,885,455	1,885,455
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 3M US L + 3.75%, 07/10/2026	1,001,155	1,005,785
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	2,514,910	2,383,669

See Notes to Financial Statements.

Annual Report | December 31, 2019	35

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Ecological Services & Equipment (continued)
Tunnel Hill Partners LP, First Lien Initial Term Loan, 1M US L + 3.50%, 02/06/2026	$1,106,681	$1,103,915
		6,378,824

Electronics/Electric - 27.80%
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 1M US L + 4.25%, 10/02/2025	8,910,000	8,830,033
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/18/2025	2,369,925	2,327,965
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/21/2025	3,693,750	3,642,961
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	5,955,000	5,712,542
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/28/2025(b)	1,045,752	1,006,536
Curvature, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	11,510,854	9,041,776
DCert Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/16/2026	3,347,561	3,364,299
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 02/02/2026	4,962,500	4,987,313
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	2,537,212	2,541,969
Electronics for Imaging, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 07/23/2026	3,050,000	2,849,859
Ellie Mae, Inc., First Lien Term Loan, 3M US L + 4.00%, 04/17/2026	11,401,425	11,494,119
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024	202,816	202,690
Flexera Software LLC, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/26/2026	2,299,194	2,304,942
Gigamon, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 12/27/2024	10,100,966	10,012,583
Help/Systems Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 11/19/2026	3,374,468	3,360,413
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 07/07/2025	2,033,772	2,065,550
Idera, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	2,580,143	2,593,057
Imperva, Inc., Second Lien Term Loan, 3M US L + 7.75%, 01/11/2027	2,674,923	2,350,588
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/12/2026	3,256,364	3,078,892
Ivanti Software, Inc., Second Lien Term Loan, 1M US L + 9.00%, 01/20/2025	6,000,000	5,917,500
Ivanti Software, Inc., First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	5,898,578	5,912,706
LI Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/20/2026(b)	2,440,000	2,446,100
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	4,465,649	4,281,441
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	7,611,763	7,654,579
Merrill Communications LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 10/05/2026	1,830,000	1,848,300
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 09/13/2024	2,804,272	2,814,984
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	4,078,521	3,871,189
MYOB US Borrower LLC, First Lien Initial U.S. Term Loan, 1M US L + 4.00%, 05/06/2026(b)	2,653,333	2,679,867
Navex Topco, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 09/04/2026	3,000,000	2,974,995
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/31/2023	187,105	153,426
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025	4,807,168	4,791,160
Perforce Software, Inc., First Lien B Term Loan, 1M US L + 4.50%, 07/01/2026	1,456,180	1,458,918
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 04/26/2024	2,075,354	2,083,147
Project Alpha Intermediate Holding, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 04/26/2024	3,618,182	3,655,865
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	3,537,313	3,484,254
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 1M US L + 4.50%, 07/07/2023	2,715,417	2,739,190
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 1M US L + 4.25%, 07/07/2023	1,029,600	1,037,322
Project Silverback Holdings Corp., First Lien New Term Loan, 3M US L + 3.50%, 08/21/2024	1,982,535	1,701,669
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	8,885,470	8,721,089
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	3,274,789	3,254,338
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	5,128,969	5,003,976
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	3,380,417	3,400,141
SonicWall US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 05/16/2025	3,590,728	3,511,426
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	4,800,000	4,255,992
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 1M US L + 6.00%, 10/29/2024	682,489	578,979
Veritas US, Inc., First Lien New Dollar B Term Loan, 1M US L + 4.50%, 01/27/2023	4,290,441	4,142,721

See Notes to Financial Statements.

36	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Electronics/Electric (continued)
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 6.25%, 08/16/2024	$1,669,014	$1,606,426
Vero Parent, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 6.00%, 08/16/2024	4,270,000	4,077,850
Web.com Group, Inc., Second Lien Initial Term Loan, 1M US L + 7.75%, 10/09/2026	2,195,428	2,119,280
Web.com Group, Inc., First Lien B Term Loan, 1M US L + 3.75%, 10/10/2025	5,452,055	5,455,571
		189,402,488

Financial Intermediaries - 2.08%
ASP MCS Acquisition Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 05/20/2024	6,722,695	3,200,003
ION Trading Technologies S.A.R.L., First Lien 2018 Initial Dollar Term Loan, 3M US L + 4.00%, 11/21/2024	5,452,167	5,234,080
NorthStar Financial Services Group LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 05/25/2025	4,590,387	4,550,221
NorthStar Financial Services Group LLC, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/25/2026(b)	1,182,937	1,171,107
		14,155,411

Food Products - 3.17%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	5,394,624	5,227,957
Give & Go Prepared Foods Corp., First Lien 2017 Term Loan, 3M US L + 4.25%, 07/29/2023	3,195,693	3,055,881
Snacking Investments Bidco Pty Limited, First Lien Term Loan, 3M US L + 4.00%, 10/16/2026	5,382,353	5,399,200
TKC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 02/01/2023	4,548,674	4,241,638
TKC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 02/01/2024	4,051,201	3,686,593
		21,611,269

Food Service - 3.37%
CEC Entertainment, Inc., First Lien B Term Loan, 1M US L + 6.50%, 08/30/2026	4,859,149	4,681,279
Flynn Restaurant Group LP, First Lien B Initial Term Loan, 1M US L + 3.50%, 06/27/2025	5,012,535	4,827,697
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 04/07/2025(b)	2,295,811	2,310,160
K-Mac Holdings Corp., Second Lien Initial Term Loan, 1M US L + 6.75%, 03/16/2026	1,715,116	1,671,381
NPC International, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 04/18/2025	3,424,278	411,821
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 03/21/2025(b)	2,950,229	2,979,732
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.25%, 01/31/2025	2,129,581	2,141,368
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 01/30/2026	3,949,483	3,939,609
		22,963,047

Food/Drug Retailers - 0.91%
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	682,292	680,944
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	5,566,606	5,555,612
		6,236,556

Health Insurance - 1.49%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	2,286,720	2,313,875
FHC Health Systems, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 12/23/2021	7,343,301	7,352,480
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 06/07/2023	482,206	476,608
		10,142,963

Healthcare - 20.52%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	6,160,272	5,294,014
American Renal Holdings, Inc., First Lien B Term Loan, 1M US L + 3.25%, 06/14/2024	1,216,880	1,159,407
Auris Luxembourg III S.a r.l., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	2,061,348	2,075,097
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.25%, 10/20/2023	2,432,956	2,372,899
BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 10/21/2024	3,157,898	2,952,634
Carestream Health, Inc., Second Lien Extended Term Loan, 1M US L + 9.50%, 06/07/2021	10,447,039	9,898,569
Carestream Health, Inc., First Lien Extended Term Loan, 1M US L + 5.50%, 02/28/2021	418,061	412,923

See Notes to Financial Statements.

Annual Report | December 31, 2019	37

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Healthcare (continued)
Certara Holdco, Inc., First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024(b)	$924,966	$923,809
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	3,802,969	3,793,461
CPI Holdco LLC, First Lien B Term Loan, 3M US L + 4.25%, 11/04/2026(b)	3,660,000	3,676,013
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 12/01/2021	2,895,262	2,738,918
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	6,208,258	5,326,158
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026(b)	2,016,208	1,970,843
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	3,025,862	2,708,147
Heartland Dental LLC, First Lien Incremental 2 Facility Term Loan, 1M US L + 4.50%, 04/30/2025	1,422,539	1,411,870
Heartland Dental LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 04/30/2025	4,972,051	4,961,684
Immucor, Inc., First Lien B-3 Term Loan, 3M US L + 5.00%, 06/15/2021	1,381,347	1,378,757
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	3,792,259	3,596,958
Lifescan Global Corp., First Lien Initial Term Loan, 3M US L + 6.00%, 10/01/2024	7,622,409	7,298,456
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 08/02/2025	2,723,589	2,716,780
Navicure, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/22/2026	3,094,203	3,115,476
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 1M US L + 3.75%, 04/19/2023	9,867,800	9,849,298
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/19/2023	687,698	685,119
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	6,312,940	5,291,033
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	4,966,836	4,639,025
Ortho-Clinical Diagnostics, Inc., First Lien Second Amendment New Term Loan, 1M US L + 3.25%, 06/30/2025	1,373,955	1,361,074
Parexel International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	4,400,715	4,329,203
PetVet Care Centers LLC, First Lien 2018 Term Loan, 1M US L + 3.25%, 02/14/2025	1,781,955	1,768,590
PetVet Care Centers LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	2,036,485	2,015,174
Phoenix Guarantor, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/05/2026	8,555,732	8,614,639
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	2,581,363	2,566,301
Regionalcare Hospital Partners Holdings, Inc., First Lien B Term Loan, 1M US L + 4.50%, 11/16/2025	4,868,803	4,914,448
Sunshine Luxembourg VII SARL, First Lien Facility B1 Term Loan, 3M US L + 4.25%, 10/01/2026	1,506,173	1,522,440
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	378,977	378,109
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024	987,310	804,040
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 06/23/2024	2,003,465	2,000,961
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	3,703,125	3,737,064
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025	8,865,000	7,712,550
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/07/2024	3,975,411	3,723,628
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 03/13/2026(b)	4,357,143	4,106,607
		139,802,176

Home Furnishings - 1.51%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 12/13/2023	671,137	653,798
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 1M US L + 3.25%, 12/13/2023	181,226	176,469
AI Aqua Merger Sub, Inc., First Lien Fifth Amendment Incremental Term Loan, 3M US L + 4.25%, 12/13/2023	4,500,000	4,432,500
Hayward Industries, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	350,607	348,854
Prime Security Services Borrower LLC, First Lien 2019 Refinancing B-1 Term Loan, 1M US L + 3.25%, 09/23/2026	3,221,925	3,235,827
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/08/2024	4,786,804	1,475,939
		10,323,387

Industrial Equipment - 4.22%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.50%, 08/01/2024	5,118,717	5,061,925

See Notes to Financial Statements.

38	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Industrial Equipment (continued)
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 07/19/2024	$4,370,800	$4,335,287
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	2,740,951	2,638,165
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)(c)	148,150	142,595
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	2,430,383	2,197,759
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	1,276,596	976,596
Robertshaw US Holding Corp., First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025(b)	3,764,652	3,444,657
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	2,743,125	2,633,400
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025	7,399,377	7,294,972
		28,725,356

Insurance - 1.39%
APCO Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/09/2025(b)	4,261,520	4,240,213
Cypress Intermediate Holdings III, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 04/28/2025	2,790,698	2,808,837
Outcomes Group Holdings, Inc., Second Lien Term Loan, 3M US L + 7.50%, 10/26/2026(b)	1,153,846	1,148,077
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 10/24/2025	1,296,000	1,277,635
		9,474,762

Leisure Goods/Activities/Movies - 1.44%
Thunder Finco Pty, Ltd., First Lien Term Loan, 3M US L + 4.75%, 11/20/2026(b)	3,050,000	3,050,000
Travelport Finance S.à r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	7,182,000	6,736,716
		9,786,716

Lodging & Casinos - 0.96%
Aimbridge Acquisition Co., Inc., First Lien Initial (2019) Term Loan, 1M US L + 3.75%, 02/02/2026(b)	2,028,250	2,048,533
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024	4,716,000	4,488,052
		6,536,585

Nonferrous Metals/Minerals - 1.22%
Aleris International, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023	4,755,172	4,767,060
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 03/21/2025(b)	2,869,777	2,891,301
Murray Energy Corp., First Lien Superpriority B-2 Term Loan, 3M US L + 7.25%, 10/17/2022(d)	2,903,567	635,562
		8,293,923

Oil & Gas - 2.90%
Ascent Resources - Marcellus LLC, First Lien Initial Term Loan, 1M US L + 6.50%, 03/30/2023	1,234,568	1,154,321
BCP Raptor II LLC, First Lien Initial Term Loan, 2M US L + 4.75%, 11/03/2025	1,106,772	1,025,607
Equitrans Midstream Corp., First Lien Holdco B Facility Term Loan, 1M US L + 4.50%, 01/31/2024	2,006,757	2,002,161
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	4,249,328	4,214,823
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025	4,420,685	4,111,237
Petroleum GEO-Services ASA, First Lien Extended Term Loan, 3M US L + 2.50%, 03/19/2021	3,364,519	3,203,022
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019(d)	3,043,366	1,871,670
Sheridan Production Partners I LLC, First Lien Deferred Principal Term Loan, 3M US L + 0.00%, 10/01/2019(b)(d)	15,933	9,799
Sheridan Production Partners I LLC, First Lien M Deferred Principal TL Term Loan, 3M US L +
0.00%, 10/01/2019(b)(d)	9,732	5,985
Sheridan Production Partners I LLC, First Lien Deferred Principal TL Term Loan, 3M US L + 0.00%, 10/01/2019(b)(d)	120,242	73,949

See Notes to Financial Statements.

Annual Report | December 31, 2019	39

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Oil & Gas (continued)
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 1M US L + 3.50%, 10/01/2019(d)	$403,271	$248,012
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 1M US L + 3.50%, 10/01/2019(d)	246,320	151,487
Utex Industries, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 05/20/2022	3,181,818	1,657,377
		19,729,450

Property & Casualty Insurance - 1.60%
Applied Systems, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 09/19/2025	303,030	309,723
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.50%, 08/04/2025	9,089,314	9,222,245
Confie Seguros Holding II Co., First Lien B Term Loan, 3M US L + 4.75%, 04/19/2022	1,387,293	1,350,883
		10,882,851

Publishing - 2.45%
Ancestry.com Operations, Inc., First Lien Extended Term Loan, 1M US L + 4.25%, 08/27/2026	3,127,499	3,083,526
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	4,399,254	4,401,102
Recorded Books, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/29/2025(b)	2,598,684	2,614,926
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 09/25/2026	4,880,000	4,609,550
Southern Graphics, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 12/31/2023	4,500,000	1,242,000
Southern Graphics, Inc., First Lien Refinancing Term Loan, 1M US L + 3.25%, 12/31/2022	1,213,353	759,322
		16,710,426

Radio & Television - 1.01%
iHeartCommunications, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2026	322,739	325,899
Terrier Media Buyer, Inc., First Lien B Term Loan, 3M US L + 4.25%, 12/12/2026	6,027,668	6,095,509
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	494,762	493,320
		6,914,728

Retailers (except food & drug) - 1.21%
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/21/2022	2,746,719	1,881,503
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 02/07/2024(b)	554,161	263,227
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)(e)	194,899	18,515
Petco Animal Supplies, Inc., First Lien Term Loan, 3M US L + 3.25%, 01/26/2023	1,549,269	1,323,657
Pier 1 Imports , Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 04/30/2021	1,968,750	511,875
Spencer Spirit IH LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 06/19/2026	4,259,325	4,226,060
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 11/16/2019(b)(d)	2,065,632	4,131
		8,228,968

Steel - 0.90%
Can Am Construction, Inc., First Lien Closing Date Term Loan, 1M US L + 5.00%, 07/01/2024(b)	4,977,155	4,977,155
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	1,193,036	1,128,409
		6,105,564

Surface Transport - 1.19%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026(b)	6,000,000	5,535,000
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 02/05/2024	2,552,698	2,552,711
		8,087,711

Telecommunications - 3.86%
Alorica, Inc., First Lien New B Term Loan, 1M US L + 4.25%, 06/30/2022	2,697,303	2,338,561
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	6,694,497	6,589,058
Aventiv Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 11/01/2024	455,485	341,307
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 05/01/2025	902,256	560,400

See Notes to Financial Statements.

40	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Telecommunications (continued)
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	$3,352,051	$3,361,822
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 12/16/2024	1,766,917	1,731,579
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 12/15/2023	1,810,253	1,788,376
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	3,554,545	2,973,751
Peak 10 Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.25%, 08/01/2025	3,857,143	2,442,864
Vertiv Group Corp., First Lien B Term Loan, 1M US L + 4.00%, 11/30/2023	4,201,217	4,201,217
		26,328,935

Utilities - 2.80%
Brookfield WEC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/01/2025	5,464,539	5,510,633
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	5,742,624	5,761,747
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	1,564,978	1,457,941
Moxie Patriot LLC, First Lien Construction B-1 Advances Term Loan, 3M US L + 5.75%, 12/19/2020	425,793	379,488
Panda Liberty LLC, First Lien Construction B-1 Advance Term Loan, 3M US L + 6.50%, 08/21/2020	6,674,384	5,962,427
		19,072,236

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $971,449,990)		932,964,276

CORPORATE BONDS - 19.86%
Automotive - 0.20%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/2022(f)	1,500,000	1,372,968

Building & Development - 3.59%
Great Lakes Dredge & Dock Corp. 8.000%, 05/15/2022	4,874,000	5,167,961
Hillman Group, Inc. 6.375%, 07/15/2022(f)	1,300,000	1,212,655
Installed Building Products, Inc. 5.750%, 02/01/2028(f)	900,000	964,438
Northwest Hardwoods, Inc. 7.500%, 08/01/2021(f)	3,211,000	1,637,610
NWH Escrow Corp. 7.500%, 08/01/2021(f)	4,918,000	2,508,180
PriSo Acquisition Corp. 9.000%, 05/15/2023(f)	13,060,000	12,994,700
		24,485,544

Chemical & Plastics - 0.55%
Pinnacle Operating Corp. 9.000%, 11/15/2020(f)	2,000,000	2,000,000
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/01/2026(f)	1,621,000	1,722,353
		3,722,353

Containers & Glass Products - 1.18%
ARD Finance SA 6.500%, 06/30/2027(e)(f)	2,400,000	2,485,920
Flex Acquisition Co., Inc. 6.875%, 01/15/2025(f)	1,192,000	1,203,908
Trident TPI Holdings, Inc. 6.625%, 11/01/2025(f)	4,800,000	4,333,992
		8,023,820

Diversified Insurance - 1.06%
AmWINS Group, Inc. 7.750%, 07/01/2026(f)	663,000	734,589
HUB International, Ltd. 7.000%, 05/01/2026(f)	1,281,000	1,357,892
NFP Corp. 6.875%, 07/15/2025(f)	5,084,000	5,109,369
		7,201,850

See Notes to Financial Statements.

Annual Report | December 31, 2019	41

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Drugs - 0.93%
Avantor, Inc. 9.000%, 10/01/2025(f)	$5,667,000	$6,344,858

Ecological Services & Equipment - 1.10%
GFL Environmental, Inc.:
5.375%, 03/01/2023(f)	2,884,000	2,977,730
7.000%, 06/01/2026(f)	2,829,000	2,996,611
8.500%, 05/01/2027(f)	1,398,000	1,540,386
		7,514,727

Electronics/Electric - 2.21%
Banff Merger Sub, Inc. 9.750%, 09/01/2026(f)	2,816,000	2,858,310
Global A&T Electronics, Ltd. 8.500%, 01/12/2023	5,455,007	5,040,336
Rackspace Hosting, Inc. 8.625%, 11/15/2024(f)	2,724,000	2,669,520
Riverbed Technology, Inc. 8.875%, 03/01/2023(f)	7,723,000	4,479,340
		15,047,506

Equipment Leasing - 0.16%
Fly Leasing, Ltd. 6.375%, 10/15/2021	1,100,000	1,122,687

Food/Drug Retailers - 0.31%
eG Global Finance PLC 6.750%, 02/07/2025(f)	2,113,000	2,149,101

Healthcare - 1.80%
Envision Healthcare Corp. 8.750%, 10/15/2026(f)	6,250,000	3,892,797
Team Health Holdings, Inc. 6.375%, 02/01/2025(f)	3,500,000	2,346,453
Tenet Healthcare Corp. 7.000%, 08/01/2025	5,714,000	6,047,326
		12,286,576

Leisure Goods/Activities/Movies - 0.85%
Mood Media Borrower LLC / Mood Media Co.-Issuer, Inc. 0.000%, 12/31/2023(b)(e)(f)	6,831,758	5,789,915

Oil & Gas - 1.38%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 7.750%, 04/15/2023	6,600,000	6,602,739
CSI Compressco LP / CSI Compressco Finance, Inc. 7.250%, 08/15/2022	800,000	738,250
Talos Production LLC / Talos Production Finance, Inc. 11.000%, 04/03/2022	2,000,000	2,050,624
		9,391,613

Property & Casualty Insurance - 1.68%
AssuredPartners, Inc. 7.000%, 08/15/2025(f)	4,545,000	4,634,491
GTCR AP Finance, Inc. 8.000%, 05/15/2027(f)	955,000	995,920
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/2024(f)	5,450,000	5,794,140
		11,424,551

Publishing - 0.55%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/2024(f)	4,320,000	3,727,793

Radio & Television - 0.28%
Entercom Media Corp. 6.500%, 05/01/2027(f)	336,000	360,477
Univision Communications, Inc. 5.125%, 02/15/2025(f)	1,536,000	1,522,560
		1,883,037

Telecommunications - 2.03%
Connect Finco SARL / Connect US Finco LLC 6.750%, 10/01/2026(f)	4,714,000	5,026,302

See Notes to Financial Statements.

42	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

	Principal Amount	Value
Telecommunications (continued)
Digicel, Ltd. 6.000%, 04/15/2021(f)	$2,250,000	$1,761,547
Frontier Communications Corp.:
10.500%, 09/15/2022	750,000	367,734
7.125%, 01/15/2023	4,000,000	1,960,000
Sprint Communications, Inc. 6.000%, 11/15/2022	3,450,000	3,624,329
Vertiv Group Corp. 9.250%, 10/15/2024(f)	1,022,000	1,100,781
		13,840,693

TOTAL CORPORATE BONDS
(Cost $146,096,299)		135,329,592

	Shares
COMMON STOCK - 1.88%
Building & Development - 0.21%
Baan Rock Garden PCL(b)(g)	164,832	–
Dayton Superior LLC(b)(g)	15,747	1,417,192
		1,417,192

Business Equipment & Services - 0.14%
Expanse Energy(b)(g)	169,664	933,152

Leisure Goods/Activities/Movies - 0.12%
Mood Media Corp.(b)(g)	3,709,356	778,965

Oil & Gas - 1.41%
Ascent Resources - Equity(g)	886,921	1,496,680
Ridgeback Resources Inc.(b)(g)	1,201,345	6,605,524
SandRidge Energy, Inc.(g)	135,154	573,053
Templar Energy LLC(b)(g)	197,643	–
Titan Energy LLC(g)	29,318	853
Total Safety Holdings, LLC(g)	2,951	959,075
		9,635,185

TOTAL COMMON STOCK
(Cost $43,553,468)		12,764,494

PREFERRED STOCK - 0.00%
Oil & Gas - 0.00%
Templar Energy LLC(b)(g)	131,013	–

TOTAL PREFERRED STOCK
(Cost $1,310,126)		–

WARRANTS - 0.00%(h)
Oil & Gas - 0.00%
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	229,630	6,889

TOTAL WARRANTS
(Cost $25,062)		6,889

See Notes to Financial Statements.

Annual Report | December 31, 2019	43

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2019

Value
Total Investments - 158.67%
(Cost $1,162,434,945)	$1,081,065,251

Other Assets in Excess of Liabilities - 0.31%	2,033,483

Mandatory Redeemable Preferred Shares - (6.65)%
(liquidation preference plus distributions payable on term preferred shares)	(45,286,937)

Leverage Facility - (52.33)%	(356,500,000)

Net Assets - 100.00%	$681,311,797

Amounts above are shown as a percentage of net assets as of December 31, 2019.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2019 was 1.76%

1W US L - 1 Week LIBOR as of December 31, 2019 was 1.63%

2M US L - 2 Month LIBOR as of December 31, 2019 was 1.83%

3M US L - 3 Month LIBOR as of December 31, 2019 was 1.91%

6M US L - 6 Month LIBOR as of December 31, 2019 was 1.91%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of December 31, 2019. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2019, the Fund has unfunded delayed draw loans in the amount of $1,646,890. Fair value of these unfunded delayed draws was $1,639,722.
(d)	Security is in default as of period end and is therefore non-income producing.
(e)	Option to convert to pay-in-kind security.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $102,607,606, which represented approximately 15.06% of net assets as of December 31, 2019. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.
(h)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

44	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Assets and Liabilities

December 31, 2019

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at fair value (Cost $392,167,134, $345,236,806 and $1,162,434,945, respectively)	$371,254,665	$328,049,242	$1,081,065,251
Cash	8,534,490	6,334,315	18,187,654
Receivable for investment securities sold	5,471,770	3,310,615	12,077,012
Interest receivable	1,409,195	1,667,190	6,143,620
Receivable for dividend reinvest	28,737	12,899	–
Prepaid expenses and other assets	31,114	29,759	44,697
Total Assets	386,729,971	339,404,020	1,117,518,234

LIABILITIES:
Payable for investment securities purchased	9,176,613	8,487,084	27,105,171
Leverage facility	123,500,000	108,000,000	356,500,000
Interest due on leverage facility	670,805	367,903	577,404
Distributions payable to common shareholders	1,864,696	2,071,078	5,359,726
Accrued investment advisory fee payable	285,399	203,589	916,792
Accrued fund accounting and administration fees payable	85,566	73,075	253,696
Accrued trustees' fees payable	23,211	18,418	62,867
Other payables and accrued expenses	276,153	201,081	432,094
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(128,111) and $(288,250), respectively)(a)	–	19,871,889	44,711,750
Distributions payable on mandatory redeemable preferred shares	–	127,527	286,937
Total Liabilities	135,882,443	139,421,644	436,206,437
Net Assets Attributable to Common Shareholders	$250,847,528	$199,982,376	$681,311,797

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$286,827,387	$236,861,304	$839,684,217
Total distributable earnings	(35,979,859)	(36,878,928)	(158,372,420)
Net Assets Attributable to Common Shareholders	$250,847,528	$199,982,376	$681,311,797

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,286,182	12,706,839	44,664,382
Net Asset Value per Common Share	$16.41	$15.74	$15.25

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

Annual Report | December 31, 2019	45

Blackstone / GSO Funds	Statements of Operations

For the Year Ended December 31, 2019

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$28,786,359	$26,165,009	$87,205,296
Facility and other fees	185,679	165,705	498,112
Total Investment Income	28,972,038	26,330,714	87,703,408

EXPENSES:
Investment advisory fee	3,423,353	2,430,110	11,026,587
Fund accounting and administration fees	382,644	297,444	1,218,996
Insurance expense	93,324	99,601	57,010
Legal and audit fees	366,146	231,961	565,341
Custodian fees	99,735	59,651	191,785
Trustees' fees and expenses	96,535	75,777	254,602
Printing expense	34,988	26,308	63,063
Transfer agent fees	18,558	30,616	28,055
Interest on leverage facility	4,351,609	3,727,288	12,315,647
Amortization of deferred financing costs	–	35,887	80,745
Other expenses	157,168	56,252	78,414
Distributions to mandatory redeemable preferred shares	–	727,970	1,637,931
Total Expenses	9,024,060	7,798,865	27,518,176
Net Investment Income	19,947,978	18,531,849	60,185,232

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(2,062,142)	(592,820)	(4,373,097)
Net realized loss:	(2,062,142)	(592,820)	(4,373,097)
Change in unrealized appreciation/depreciation on:
Investment securities	1,158,024	2,157,068	1,638,151
Net unrealized gain:	1,158,024	2,157,068	1,638,151
Net Realized and Unrealized Gain/(Loss) on Investments	(904,118)	1,564,248	(2,734,946)

Net Increase in Net Assets Attributable to Common Shares from Operations	$19,043,860	$20,096,097	$57,450,286

See Notes to Financial Statements.

46	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income(a)	$19,947,978	$20,209,373	$18,531,849	$18,571,028	$60,185,232	$61,697,251
Net realized loss	(2,062,142)	(5,114,704)	(592,820)	(2,688,443)	(4,373,097)	(20,276,387)
Change in unrealized appreciation/depreciation	1,158,024	(10,111,102)	2,157,068	(14,061,219)	1,638,151	(45,020,486)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	19,043,860	4,983,567	20,096,097	1,821,366	57,450,286	(3,599,622)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(20,120,070)	(21,551,497)	(18,585,586)	(20,488,583)	(59,716,278)	(67,264,559)
Net Decrease in Net Assets from Distributions to Common Shareholders	(20,120,070)	(21,551,497)	(18,585,586)	(20,488,583)	(59,716,278)	(67,264,559)

Net asset value of common shares issued to shareholders from reinvestment of dividends	279,180	309,392	72,417	–	–	–
Net Increase from Capital Share Transactions	279,180	309,392	72,417	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(797,030)	(16,258,538)	1,582,928	(18,667,217)	(2,265,992)	(70,864,181)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	251,644,558	267,903,096	198,399,448	217,066,665	683,577,789	754,441,970
End of period	$250,847,528	$251,644,558	$199,982,376	$198,399,448	$681,311,797	$683,577,789

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $727,970 and $1,637,931, respectively, to holders of MRPS for the fiscal year ended December 31, 2019. For the fiscal year ended December 31, 2018, the Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $722,671 and $1,626,010, respectively, to holders of MRPS. See Note 10 for details on tax characterization of distributions.

See Notes to Financial Statements.

Annual Report | December 31, 2019	47

Blackstone / GSO Funds	Statements of Cash Flows

For the Year Ended December 31, 2019

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$19,043,860	$20,096,097	$57,450,286
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(156,606,266)	(135,986,492)	(467,682,998)
Proceeds from disposition of investment securities	163,523,571	139,767,629	478,303,567
Discounts (accreted)/premiums amortized	(889,290)	(658,249)	(2,582,863)
Net realized (gain)/loss on:
Investment securities	2,062,142	592,820	4,373,097
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(1,158,024)	(2,157,068)	(1,638,151)
Amortization of deferred financing costs	–	35,887	80,745
(Increase)/Decrease in assets:
Interest receivable	143,920	306,078	471,617
Prepaid expenses and other assets	134,889	16,148	(44,566)
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	5,969	13,432
Interest due on loan facility	300,863	196,516	(195,556)
Accrued investment advisory fees payable	(13,334)	(8,804)	(50,231)
Accrued fund accounting and administration expense	24,147	28,691	58,449
Accrued trustees' fees payable	3,182	2,378	(960)
Other payables and accrued expenses	(11,244)	(120,114)	(132,347)
Net Cash Provided by (Used in) Operating Activities	26,558,416	22,117,486	68,423,521

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	5,500,000	7,000,000	20,500,000
Payments on leverage facility	(6,000,000)	(6,500,000)	(25,500,000)
Distributions paid - common shareholders - net of distributions reinvested	(23,120,082)	(22,374,196)	(69,810,428)
Net Cash Provided by (Used in) Financing Activities	(23,620,082)	(21,874,196)	(74,810,428)

Net Increase/(Decrease) in Cash	2,938,334	243,290	(6,386,907)
Cash, beginning balance	$5,596,156	$6,091,025	$24,574,561
Cash, ending balance	$8,534,490	$6,334,315	$18,187,654

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$4,050,746	$3,530,772	$12,511,203

Reinvestment of distributions	$279,180	$72,417	–

See Notes to Financial Statements.

48	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.48	$17.57	$17.61	$15.96	$18.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.31	1.32	1.26	1.24	1.22
Net realized and unrealized gain/(loss) on investments	(0.06)	(1.00)	(0.14)	1.57	(2.17)
Total Income/(Loss) from Investment Operations	1.25	0.32	1.12	2.81	(0.95)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.32)	(1.41)	(1.16)	(1.16)	(1.17)
Total Distributions to Common Shareholders	(1.32)	(1.41)	(1.16)	(1.16)	(1.17)

Net asset value per common share - end of period	$16.41	$16.48	$17.57	$17.61	$15.96
Market price per common share - end of period	$16.15	$15.33	$18.00	$18.08	$14.85

Total Investment Return - Net Asset Value(b)	7.92%	1.88%	6.67%	18.44%	(5.19%)
Total Investment Return - Market Price(b)	14.17%	(7.49%)	6.44%	30.70%	(4.72%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$250,848	$251,645	$267,903	$268,153	$242,874
Ratio of expenses to average net assets attributable to common shares	3.54%	3.35%	3.01%	2.59%	2.48%
Ratio of net investment income to average net assets attributable to common shares	7.82%	7.49%	7.11%	7.48%	6.84%
Ratio of expenses to average managed assets(c)	2.37%	2.25%	2.02%	1.74%	1.67%
Portfolio turnover rate	40%	88%	135%	99%	65%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$123,500	$124,000	$132,000	$131,000	$119,500
Average borrowings outstanding during the period (000s)	$125,408	$132,067	$132,323	$122,782	$132,372
Asset coverage, end of period per $1,000(d)	$3,031	$3,029	$3,030	$3,047	$3,032

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(d)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Annual Report | December 31, 2019	49

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.62	$17.09	$16.94	$15.37		$17.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.46	1.46	1.34	1.40		1.48
Net realized and unrealized gain/(loss) on investments	0.12	(1.32)	0.05	1.60		(2.66)
Total Income/(Loss) from Investment Operations	1.58	0.14	1.39	3.00		(1.18)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.46)	(1.61)	(1.24)	(1.43)		(1.27)
Total Distributions to Common Shareholders	(1.46)	(1.61)	(1.24)	(1.43)		(1.27)

Net asset value per common share - end of period	$15.74	$15.62	$17.09	$16.94		$15.37
Market price per common share - end of period	$15.64	$13.74	$15.92	$15.92		$13.48

Total Investment Return - Net Asset Value(c)	10.73%	1.25%	8.85%	21.21%		(6.04%)
Total Investment Return - Market Price(c)	25.08%	(4.40%)	7.90%	29.89%		(5.44%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$199,982	$198,399	$217,067	$215,236		$195,204
Ratio of expenses to average net assets attributable to common shares	3.85%	3.73%	3.03%	2.58%		2.07%
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	3.85%	3.73%	3.03%	2.58%		2.07%
Ratio of net investment income to average net assets attributable to common shares	9.15%	8.52%	7.82%	8.67%		8.45%
Ratio of expenses to average managed assets(d)	2.36%	2.31%	1.93%	1.73%		1.43%
Portfolio turnover rate	40%	75%	126%	103%		72%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable
Preferred Shares (000s)	$20,128	$20,122	$20,121	$20,125	$	N/A
Total shares outstanding (000s)	20	20	20	20		–
Asset coverage , end of period per $1,000	$2,562 (e)	$2,556 (e)	$2,644 (e)	$2,905 (e)	$	N/A
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$108,000	$107,500	$112,000	$93,000		$96,000
Average borrowings outstanding during the period (000s)	$109,385	$115,392	$105,633	$93,684		$100,261
Asset coverage, end of period per $1,000(f)	$3,037	$3,032	$3,117	$3,314		$3,033

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

See Notes to Financial Statements.

50	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(e)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(f)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Annual Report | December 31, 2019	51

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.30	$16.89	$16.79	$15.20		$17.98
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.35	1.38	1.26	1.39		1.48
Net realized and unrealized gain/(loss) on investments	(0.06)	(1.46)	0.10	1.54		(2.89)
Total Income/(Loss) from Investment Operations	1.29	(0.08)	1.36	2.93		(1.41)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.34)	(1.51)	(1.26)	(1.34)		(1.37)
Total Distributions to Common Shareholders	(1.34)	(1.51)	(1.26)	(1.34)		(1.37)

Net asset value per common share - end of period	$15.25	$15.30	$16.89	$16.79		$15.20
Market price per common share - end of period	$14.38	$13.47	$15.71	$15.34		$13.37

Total Investment Return - Net Asset Value(c)	9.29%	(0.02%)	8.79%	21.02%		(7.42%)
Total Investment Return - Market Price(c)	17.05%	(5.37%)	10.75%	25.71%		(11.15%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$681,312	$683,578	$754,442	$749,868		$679,029
Ratio of expenses to average net assets attributable to common shares	3.97%	3.72%	3.29%	2.74%		2.33%
Ratio of net investment income to average net assets attributable to common shares	8.68%	8.20%	7.38%	8.73%		8.41%
Ratio of expenses to average managed assets(d)	2.50%	2.36%	2.10%	1.82%		1.57%
Portfolio turnover rate	40%	76%	136%	93%		74%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,287	$45,274	$45,272	$45,281	$	N/A
Total shares outstanding (000s)	45	45	45	45		–
Asset coverage, end of period per $1,000	$2,697 (e)	$2,682 (e)	$2,796 (e)	$2,777 (e)	$	N/A
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$356,500	$361,500	$375,000	$377,000		$331,000
Average borrowings outstanding during the period (000s)	$363,945	$387,479	$384,195	$342,331		$382,162
Asset coverage, end of period per $1,000(f)	$3,037	$3,015	$3,132	$2,989		$3,051

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

See Notes to Financial Statements.

52	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(e)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(f)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Annual Report | December 31, 2019	53

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension will allow BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date, which is currently May 31, 2022. On November 18, 2019, the Board of Trustees of BSL (the "BSL Board") approved a proposal to amend BSL's charter to allow an extension greater than two years in length (the "Charter Amendment"). The Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the "Term Extension"). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone / GSO Strategic Credit Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

54	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Annual Report | December 31, 2019	55

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2019:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$–	$3,855,914	$3,855,914
Automotive	–	1,470,406	1,254,222	2,724,628
Brokers, Dealers & Investment Houses	–	3,512,704	763,918	4,276,622
Building & Development	–	14,365,924	5,716,919	20,082,843
Business Equipment & Services	–	50,084,648	8,981,419	59,066,067
Chemical & Plastics	–	9,370,123	3,226,839	12,596,962
Containers & Glass Products	–	3,538,309	2,048,094	5,586,403
Electronics/Electric	–	66,915,276	3,404,239	70,319,515
Financial Intermediaries	–	2,969,476	429,406	3,398,882
Food Service	–	5,969,839	3,147,962	9,117,801
Healthcare	–	50,893,295	3,616,485	54,509,780
Industrial Equipment	–	8,270,164	2,220,352	10,490,516
Insurance	–	468,466	1,975,707	2,444,173
Leisure Goods/Activities/Movies	–	4,419,880	1,050,000	5,469,880
Lodging & Casinos	–	1,645,619	705,233	2,350,852
Nonferrous Metals/Minerals	–	1,959,776	974,701	2,934,477
Oil & Gas	–	8,505,560	81,751	8,587,311
Publishing	–	6,101,445	958,806	7,060,251
Retailers (except food & drug)	–	2,754,468	102,096	2,856,564
Steel	–	338,523	1,493,146	1,831,669
Surface Transport	–	863,445	2,029,500	2,892,945
Other	–	60,590,579	–	60,590,579
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	6,043,785	6,043,785
Corporate Bonds	–	11,350,191	–	11,350,191
Common Stock
Building & Development	–	–	515,342	515,342
Oil & Gas	–	299,335	–	299,335
Preferred Stocks
Oil & Gas	–	–	–	–
Warrants
Oil & Gas	–	–	1,378	1,378
Total	–	316,657,451	54,597,214	371,254,665

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Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$–	$3,274,518	$3,274,518
Automotive	–	1,203,115	836,148	2,039,263
Brokers, Dealers & Investment Houses	–	2,950,576	625,024	3,575,600
Building & Development	–	11,968,870	4,679,715	16,648,585
Business Equipment & Services	–	40,272,153	6,861,261	47,133,414
Chemical & Plastics	–	7,345,945	2,737,340	10,083,285
Containers & Glass Products	–	2,897,180	1,497,324	4,394,504
Electronics/Electric	–	52,008,730	2,772,343	54,781,073
Financial Intermediaries	–	2,826,534	351,332	3,177,866
Food Service	–	4,706,980	2,202,408	6,909,388
Healthcare	–	42,265,931	3,044,344	45,310,275
Industrial Equipment	–	6,632,500	1,853,949	8,486,449
Insurance	–	1,202,535	1,616,487	2,819,022
Leisure Goods/Activities/Movies	–	3,134,317	900,000	4,034,317
Lodging & Casinos	–	1,346,416	604,485	1,950,901
Nonferrous Metals/Minerals	–	1,589,008	820,061	2,409,069
Oil & Gas	–	6,167,975	25,377	6,193,352
Publishing	–	4,194,249	784,478	4,978,727
Retailers (except food & drug)	–	2,190,178	76,961	2,267,139
Steel	–	225,682	995,431	1,221,113
Surface Transport	–	719,875	1,660,500	2,380,375
Other	–	48,545,715	–	48,545,715
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	8,764,282	8,764,282
Corporate Bonds	–	36,124,053	–	36,124,053
Common Stock
Building & Development	–	–	386,507	386,507
Other	160,450	–	–	160,450
Total	160,450	280,518,517	47,370,275	328,049,242

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$–	$10,915,060	$10,915,060
Automotive	–	4,137,167	4,180,739	8,317,906
Brokers, Dealers & Investment Houses	–	8,441,639	2,083,412	10,525,051
Building & Development	–	39,851,084	16,701,552	56,552,636
Business Equipment & Services	–	138,700,701	24,209,230	162,909,931
Chemical & Plastics	–	16,388,852	9,276,404	25,665,256
Containers & Glass Products	–	10,133,167	6,299,279	16,432,446
Electronics/Electric	–	179,785,731	9,616,757	189,402,488
Financial Intermediaries	–	12,984,304	1,171,107	14,155,411
Food Service	–	17,673,155	5,289,892	22,963,047
Healthcare	–	129,124,904	10,677,272	139,802,176
Industrial Equipment	–	22,499,939	6,225,417	28,725,356
Insurance	–	4,086,472	5,388,290	9,474,762
Leisure Goods/Activities/Movies	–	6,736,716	3,050,000	9,786,716
Lodging & Casinos	–	4,488,052	2,048,533	6,536,585
Nonferrous Metals/Minerals	–	5,402,622	2,891,301	8,293,923
Oil & Gas	–	19,639,717	89,733	19,729,450
Publishing	–	14,095,500	2,614,926	16,710,426
Retailers (except food & drug)	–	7,943,095	285,873	8,228,968
Steel	–	1,128,409	4,977,155	6,105,564
Surface Transport	–	2,552,711	5,535,000	8,087,711

Annual Report | December 31, 2019	57

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

Blackstone / GSO Strategic Credit Fund (continued)

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other	$–	$153,643,407	$–	$153,643,407
Corporate Bonds
Leisure Goods/Activities/Movies	–	–	5,789,915	5,789,915
Other	–	129,539,677	–	129,539,677
Common Stock
Building & Development	–	–	1,417,192	1,417,192
Business Equipment & Services	–	–	933,152	933,152
Leisure Goods/Activities/Movies	–	–	778,965	778,965
Oil & Gas	573,906	2,455,755	6,605,524	9,635,185
Preferred Stocks
Oil & Gas	–	–	–	–
Warrants
Oil & Gas	–	–	6,889	6,889
Total	573,906	931,432,776	149,058,569	1,081,065,251

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

58	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone/GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Preferred Stock	Warrants	Total
Balance as of December 31, 2018	$77,368,725	$5,338,520	$554,675	$144,745	$1,378	$83,408,043
Accrued discount/ premium	136,287	1,599	–	–	–	137,886
Realized Gain/(Loss)	(8,173)	(109,497)	–	–	–	(117,670)
Change in Unrealized Appreciation/(Depreciation)	(1,248,816)	259,922	(180,852)	(144,745)	–	(1,314,491)
Purchases	14,260,014	2,158,998	440,854	–	–	16,859,866
Sales Proceeds	(19,663,080)	(1,605,757)	–	–	–	(21,268,837)
Transfer into Level 3	10,239,522	–	–	–	–	10,239,522
Transfer out of Level 3	(33,047,771)	–	(299,335)	–	–	(33,347,106)
Balance as of December 31, 2019	$48,036,709	$6,043,785	$515,342	$–	$1,378	$54,597,214
Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2019	$(7,114)	$96,382	$74,488	$–	$–	$163,756

Blackstone/GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Total
Balance as of December 31, 2018	$66,097,334	$6,630,969	$–	$72,728,303
Accrued discount/ premium	115,536	1,533	–	117,069
Realized Gain/(Loss)	75,930	(64,344)	–	11,586
Change in Unrealized Appreciation/(Depreciation)	(1,213,597)	219,570	55,867	(938,160)
Purchases	11,820,238	2,637,210	330,640	14,788,088
Sales Proceeds	(17,249,770)	(660,656)	–	(17,910,426)
Transfer into Level 3	7,420,079	–	–	7,420,079
Transfer out of Level 3	(28,846,264)	–	–	(28,846,264)
Balance as of December 31, 2019	$38,219,486	$8,764,282	$386,507	$47,370,275
Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2019	$(6,384)	$121,075	$55,867	$170,558

Blackstone/GSO Strategic Credit Fund	Floating Rate Loan Interests	Corporate Bonds	Common Stock	Preferred Stock	Warrants	Total
Balance as of December 31, 2018	$229,511,149	$–	$13,989,703	$393,038	$6,889	$243,900,779
Accrued discount/ premium	409,624	55,876	–	–	–	465,500
Realized Gain/(Loss)	(91,829)	–	–	–	–	(91,829)
Change in Unrealized Appreciation/(Depreciation)	(4,271,728)	(292,501)	(3,970,537)	(393,038)	–	(8,927,804)
Purchases	41,540,742	6,026,540	1,212,347	–	–	48,779,629
Sales Proceeds	(59,847,484)	–	–	–	–	(59,847,484)
Transfer into Level 3	25,485,514	–	–	–	–	25,485,514
Transfer out of Level 3	(99,209,056)	–	(1,496,680)	–	–	(100,705,736)
Balance as of December 31, 2019	$133,526,932	$5,789,915	$9,734,833	$–	$6,889	$149,058,569
Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2019	$(707,061)	$(292,501)	$(2,806,083)	$–	$–	$(3,805,645)

Annual Report | December 31, 2019	59

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$48,036,709	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	6,043,785	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	515,342	Third-party vendor pricing service	Broker quotes	N/A
Warrants	1,378	Third-party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$38,219,486	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	8,764,282	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	386,507	Third-party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$133,526,932	Third-party vendor pricing service	Broker quote	N/A
Corporate Bonds	5,789,915	Discounted Cash Flow Methodology	Discount Rate	20.35%
Common Stock	2,350,344	Third-party vendor pricing service	Broker quote	N/A
	778,965	Performance Multiple Methodology	EBITDA Multiple(a)	7.25x
	6,605,524	Performance Multiple Methodology	EBITDA Multiple(a)	4.07x
			Proved & Probable PV-10(a)	0.46x
			Daily Production (BOE/D)(a)	$36.3
			Proved & Probable Reserves (MMboe)(a)	$8.5
	–	Performance Multiple Methodology	EBITDA Multiple(a)	7.38x
Warrants	6,889	Third-party vendor pricing service	Broker quotes	N/A

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Proved & Probable PV-10	Increase	Decrease
Daily Production	Increase	Decrease
Proved & Probable Reserves	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the year ended December 31, 2019, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

60	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

As of, and during, the year ended December 31, 2019, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a "dynamic" distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds' recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group Inc.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee, which was at an annual rate equal to 1.00% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. If BSL’s term is extended again by shareholders beyond May 31, 2022, the management fee will return to an annual rate of 1.00% of BSL’s Managed Assets unless waived or otherwise modified. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets (defined below).

In 2019, the Funds and the Blackstone / GSO Floating Rate Enhanced Income Fund (the “GSO Closed-End Funds”) paid every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (the “Unaffiliated Trustee”), a retainer fee of $130,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also each received a retainer fee of $10,000 per annum and the Lead Independent Trustee also received a retainer fee of $14,000 per annum. Effective January 1, 2020, the GSO Closed-End Funds will pay a retainer fee of $145,000 per annum to each Unaffiliated Trustee. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee will each also receive a retainer fee of $12,000 per annum and the Lead Independent Trustee will receive a retainer fee of $16,000 per annum.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as the Funds’ custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare Shareowner Services, LLC, are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2019, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$153,019,675	$164,093,850
Blackstone / GSO Long-Short Credit Income Fund	132,265,707	138,349,560
Blackstone / GSO Strategic Credit Fund	446,078,758	471,815,256

Annual Report | December 31, 2019	61

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statement of Operations.

During the year ended December 31, 2019, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C ("FINCO"), an affiliate of the investment adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $77,051, $96,470, and $126,256 for BSL, BGX, and BGB, respectively, as of the year ended December 31, 2019 is recorded as other payables and accrued expenses on the Funds' Statements of Assets and Liabilities.

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Common shares outstanding - beginning of period	15,269,106	15,251,298
Common shares issued as reinvestment of dividends	17,076	17,808
Common shares outstanding - end of period	15,286,182	15,269,106

Blackstone / GSO Long-Short Credit Income Fund	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Common shares outstanding - beginning of period	12,702,160	12,702,160
Common shares issued as reinvestment of dividends	4,679	–
Common shares outstanding - end of period	12,706,839	12,702,160

Blackstone / GSO Strategic Credit Fund	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 7. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its managed assets as net assets plus any borrowings for investment purposes, which includes effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). BGB defines its managed assets as net assets plus any borrowings for investment purposes, which includes effective leverage obtained through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions ("BGB Managed Assets"). Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At December 31, 2019, 82.25% of BSL’s Managed Assets were held in Senior Loans, 86.17% of BGX's Managed Assets were held in Secured Loans, and 98.67% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

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Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

Instruments in which the Funds invest may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds and issuers of instruments in which the Funds invest may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Funds invest may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Funds and/or issuers of instruments in which the Trust may invest may also reference LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Funds may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Funds, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At December 31, 2019, BSL, BGX and BGB had invested $44,976,482, $44,767,554 and $150,757,586, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

Annual Report | December 31, 2019	63

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in Collateralized Loan Obligation securities (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 8. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC (“over the counter”) financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

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Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

During the year ended December 31, 2019, BGX did not enter into any credit default swaps.

NOTE 9. LEVERAGE

On July 27, 2016 BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000, rated “AA” by Fitch Ratings. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the MRPS is July 27, 2023. BGB and BGX make quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at December 31, 2019. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of December 31, 2019 are shown on BGB’s and BGX’s Statements of Assets and Liabilities. The amount of expense amortized during the year ended December 31, 2019 is shown on BGB’s and BGX’s Statements of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of Holders of MRPS under the 1940 Act and except as otherwise provided in BGB’s and BGX’s Declarations of Trust, Bylaws, or the applicable Securities Purchase Agreements or as otherwise required by applicable law, each holder of MRPS shall be entitled to one vote for each MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019, to borrow up to a limit of $142 million, with $48 million for tranche A loans ("BSL Tranche A Loans") and $94 million for tranche B loans ("BSL Tranche B Loans"). BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019 to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans and BSL Tranche A Loans, the “Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans and BSL Tranche B Loans, the “Tranche B Loans”). Borrowings under each Agreement are secured by the assets of each Fund.

Interest on BSL’s, BGB’s and BGX’s Leverage Facilities is charged at a rate of 0.85% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest period Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL, BGB and BGX, for each of Tranche A and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At December 31, 2019, BSL, BGX, and BGB had borrowings outstanding under its respective Leverage Facility of $123,500,000, $108,000,000, and $356,500,000, at an interest rate of 2.86%, 2.83%, and 2.76%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at December 31, 2019. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the year ended December 31, 2019, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rates were $125,408,219, and 3.38%, $109,384,932, and 3.35%, and $363,945,205, and 3.31%, respectively.

Under each Agreement and each governing document of the MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

Annual Report | December 31, 2019	65

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of December 31, 2019, BSL’s, BGX’s, and BGB’s leverage represented 32.99%, 39.02% and 37.08% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 6.10% and 4.16% of Managed Assets attributable to the MRPS, respectively.

NOTE 10. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, are allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2019 permanent differences were as follows:

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Blackstone / GSO Senior Floating Rate Term Fund	$(94,375)	$94,375
Blackstone / GSO Long-Short Credit Income Fund	$(16,763)	$16,763
Blackstone / GSO Strategic Credit Fund	$(76,633)	$76,633

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2019 and December 31, 2018 were as follows:

2019	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund		Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$20,120,070	$19,313,556	(a)	$61,354,209	(a)
Total	$20,120,070	$19,313,556		$61,354,209

2018	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund		Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$21,551,497	$21,211,254	(a)	$68,890,569	(a)
Total	$21,551,497	$21,211,254		$68,890,569

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

66	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

Under the Regulated Investment Company Modernization Act of 2010 (the "RIC Mod Act"), net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2019, and as such will be deemed to arise on the first day of the year ended December 31, 2020, were as follows:

Fund	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$–	$15,255,488
Blackstone / GSO Long-Short Credit Income Fund	$463,965	$19,389,546
Blackstone / GSO Strategic Credit Fund	$400,602	$77,248,655

Capital losses arising in the post-October period of the current taxable year may be deferred to the next taxable year to the extent that the fund makes an election to do so. Any post-October losses elected to be deferred in the current year are treated as arising on the first day of the next taxable year. For the year ended December 31, 2019 there were no post-October losses deferred by the Funds. The table below shows any post-October losses elected to be deferred for the year ended December 31, 2018, and as such were treated as arising on the first day of the tax year ended December 31, 2019.

Fund	Capital Losses
Blackstone / GSO Senior Floating Rate Term Fund	$117,519
Blackstone / GSO Strategic Credit Fund	$4,288,118

At December 31, 2019, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$309,944	$479,090	$1,477,075
Accumulated capital losses	(15,255,488)	(19,853,511)	(77,649,257)
Unrealized depreciation	(21,034,315)	(17,376,980)	(81,913,301)
Other Cumulative effect of timing differences	–	(127,527)	(286,937)
Total	$(35,979,859)	$(36,878,928)	$(158,372,420)

At December 31, 2019, the amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities, including short-term securities, were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Cost of investments for income tax purposes	$392,288,980	$345,426,222	$1,162,978,552
Gross appreciation (excess of value over tax cost)	$3,042,390	$3,217,554	$10,937,947
Gross depreciation (excess of tax cost over value)	(24,076,705)	(20,594,534)	(92,851,248)
Net unrealized depreciation	$(21,034,315)	$(17,376,980)	$(81,913,301)

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the FASB issued ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities purchased at a premium. Specifically, it required the premium to be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $36, $83,122 and $201,554 for BSL, BGX and BGB respectively, and unrealized appreciation of investments was increased by corresponding amounts. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements. Management has evaluated the impact of this ASU and has adopted the changes into these financial statements.

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Annual Report | December 31, 2019	67

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2019

Shareholder Distributions for BSL: On December 10, 2019, a monthly distribution of $0.101 per share was declared to common shareholders, payable on January 31, 2020 to common shareholders of record on December 31, 2019. On December 10, 2019, a monthly distribution of $0.101 per share was declared to common shareholders, payable February 28, 2020 to common shareholders of record on February 21, 2020. On December 18, 2019, a special distribution of $0.021 per share was declared to common shareholders, payable on January 31, 2020 to common shareholders of record on December 31, 2019.

Shareholder Distributions for BGX: On December 10, 2019, a monthly distribution of $0.115 per share was declared to common shareholders, payable on January 31, 2020 to common shareholders of record on December 31, 2019. On December 10, 2019, a monthly distribution of $0.115 per share was declared to common shareholders, payable February 28, 2020 to common shareholders of record on February 21, 2020. On December 18, 2019, a special distribution of $0.048 per share was declared to common shareholders, payable on January 31, 2020 to common shareholders of record on December 31, 2019.

Shareholder Distributions for BGB: On December 10, 2019, a monthly distribution of $0.105 per share was declared to common shareholders, payable on January 31, 2020 to common shareholders of record on December 31, 2019. On December 10, 2019, a monthly distribution of $0.105 per share was declared to common shareholders, payable February 28, 2020 to common shareholders of record on February 21, 2020. On December 18, 2019, a special distribution of $0.015 per share was declared to common shareholders, payable on January 31, 2020 to common shareholders of record on December 31, 2019.

Proposals for BSL's Charter Amendment and Term Extension: On November 18, 2019, the Board of Trustees of BSL (the "BSL Board") approved a proposal to amend BSL's charter to allow an extension greater than two years in length (the "Charter Amendment"). The Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the "Term Extension"). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020. In connection with the Term Extension, the Fund would implement a program to repurchase up to 15% of outstanding shares of the Fund in the open market under certain circumstances as described in the proxy statement filed on December 27, 2019.

68	www.blackstone-gso.com

Blackstone / GSO Funds	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund (the "Funds"), including the portfolios of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2020

We have served as the auditor of one or more investment companies advised by Blackstone / GSO since 2010.

Annual Report | December 31, 2019	69

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan

December 31, 2019 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may “opt-in” to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)	98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b)	95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

70	www.blackstone-gso.com

Blackstone / GSO Funds	Additional Information

December 31, 2019 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds' portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at http://www.blackstone-gso.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Tax Information. The portion of distributions paid, or otherwise includable in taxable income, that can be attributed to qualified interest income for the year ended December 31, 2019 are as follows:

Fund Name	Percentage
Blackstone / GSO Senior Floating Rate Term Fund	92.36%
Blackstone / GSO Long Short Credit Income Fund	92.01%
Blackstone / GSO Strategic Credit Fund	94.15%

In early 2020, if applicable, shareholders of record will receive information regarding any distributions paid to them by the Funds during the calendar year 2019 via Forms 1099 and 1042-S.

Annual Report | December 31, 2019	71

Blackstone / GSO Funds	Privacy Procedures

December 31, 2019 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and income

●   Assets and investment experience

●   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.Privacy@blackstone.com

Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

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Blackstone / GSO Funds	Privacy Procedures

December 31, 2019 (Unaudited)

How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●   open an account or give us your income information

●   provide employment information or give us your contact information

●   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.
Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Annual Report | December 31, 2019	73

Blackstone / GSO Funds	Privacy Procedures

December 31, 2019 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

1.  Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (collectively, each a Fund) managed or advised by investment advisers that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the “Data Privacy Notice”) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

●	"Personal Data" has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

2.  Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA.

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).
●	Where we use the terms "we", "us" and "our" in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a "data controller". In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

3.  What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

●	Identifiers (e.g., real name, alias, postal address, email address, social security or driver's license number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including 'know your client', anti-money laundering, and sanctions checks, and other contact information);

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Blackstone / GSO Funds	Privacy Procedures

December 31, 2019 (Unaudited)

●	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);
●	Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);
●	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);
●	Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video surveillance recordings, and other records of your interactions with us or our service providers, including electronic communications);
●	Professional or employment-related information (e.g., current or past job history); and
●	Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

4. Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us

●   from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

●   when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

●   when you make transactions with respect to the Fund

●   when you interact with our online platforms and websites (such as bxaccess.com)

●   when you purchase securities from us and/or tell us where to send money

●   from cookies, web beacons, and similar interactions when you or your devices access our sites

Personal Data that we obtain from others

We obtain Personal data from:

●   publicly available and accessible directories and sources

●   bankruptcy registers

●   tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●   governmental and competent regulatory authorities to whom we have regulatory obligations

●   credit agencies

●   fraud prevention and detection agencies/organisations

●   transaction counterparties

5. Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

●   administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our Funds

●   meet the resulting contractual obligations we have to you

●   facilitate the continuation or termination of the contractual relationship between you and the Fund

●   facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Annual Report | December 31, 2019	75

Blackstone / GSO Funds	Privacy Procedures

December 31, 2019 (Unaudited)

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●   undertake our client and investor due diligence, and on-boarding checks

●   carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

●   verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●   comply with requests from regulatory, governmental, tax and law enforcement authorities

●   carry out surveillance and investigations

●   carry out audit checks

●   maintain statutory registers

●   prevent and detect fraud

●   comply with sanctions requirements

Legitimate interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●   manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis

●   assess and process any applications or requests made by you

●   open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●   send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●   address or investigate any complaints, claims, proceedings or disputes

●   provide you with, and inform you about, our investment products and services

●   monitor and improve our relationships with investors

●   comply with applicable regulatory obligations, including anti-money laundering, sanctions and 'know your client' checks

●   assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, 'know your client' and sanctions checks)

●   manage our risk and operations

●   comply with our accounting and tax reporting requirements

●   comply with our audit requirements

●   assist with internal compliance with our policies and processes

●   ensure appropriate group management and governance

●   keep our internal records

●   prepare reports on incidents / accidents

●   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●   analyse and manage commercial risks

●   seek professional advice, including legal advice

●   enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership's or Fund vehicles' rights or obligations to evaluate proposed transactions

●   facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●   monitor communications to/from us using our systems

●   protect the security and integrity of our information technology systems

●   manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

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Blackstone / GSO Funds	Privacy Procedures

December 31, 2019 (Unaudited)

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

6. Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund associates

We share your Personal Data with our associates, related parties and members of our group. This is:

●    to manage our relationship with you

●    for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations

●    for the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

●    delivering the services you require

●    managing your investment

●    supporting and administering investment-related activities

●    complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

●    to comply with applicable laws and regulations

●    where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

●    where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

●    delivering and facilitating the services needed to support our business relationship with you

●    supporting and administering investment-related activities

●    where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

●    assisting these transaction counterparties with regulatory checks, such as ‘know your client’ and anti-money laundering procedures

●    sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisors	● providing you with investment-related services ● to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

●	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and
●	other organisations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

Annual Report | December 31, 2019	77

Blackstone / GSO Funds	Privacy Procedures

December 31, 2019 (Unaudited)

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

7. Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

●	provision of the Personal Data is necessary for our compliance with a legal obligation; or

●	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8.  Sending your Personal Data internationally

We will transfer your Personal Data between different countries to our affiliates and group members, members of the Fund's partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws and will include those countries in which our affiliates and service providers operate (and may include, for example, transfers from the UK/EEA or Cayman Islands to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data. If we do, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

10. Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us.

We will generally:

●	retain Personal Data about you throughout the life cycle of any investment you are involved in; and
●	retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal/regulatory requirement, or business purpose, for retaining your Personal Data.

11. Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the “category information”)

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Blackstone / GSO Funds	Privacy Procedures

December 31, 2019 (Unaudited)

●	restrict the use of your Personal Data in certain circumstances
●	have incomplete or inaccurate Personal Data corrected
●	ask us to stop processing your Personal Data
●	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

12. Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the below contact methods if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner's Office (available at: https://ico.org.uk/global/contact-us/)

13. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form at PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

14. Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in January 2020.

Annual Report | December 31, 2019	79

Blackstone / GSO Funds	Trustees & Officers

December 31, 2019 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2020 BGX: 2020 BGB: 2020	Mr D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex)
Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2022 BGX: 2022 BGB: 2022	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund (through 2017)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2021 BGX: 2021 BGB: 2021	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP (master limited partnership)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2021 BGX: 2021 BGB: 2021	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	AXA Premier VIP Trust; EQ Advisors Trust; 1290 Funds

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Blackstone / GSO Funds	Trustees & Officers

December 31, 2019 (Unaudited)

INTERESTED TRUSTEE(3)
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2022 BGX: 2022 BGB: 2022	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. He joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	5	None

OFFICERS
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite

Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.

Robert W. Busch Birth Year: 1982	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2019 BGX: March 2019 BGB: March 2019 Term of Office: Indefinite

Mr. Busch is a Senior Vice President of GSO. Before joining GSO, Mr. Busch worked previously at Fifth Street Asset Management from 2012 to 2018, where he was Senior Vice President of Finance and served as Controller of the firm’s two publicly traded business development companies and publicly traded alternative asset manager. Prior to that, Mr. Busch worked at Deloitte & Touche LLP, a global public accounting firm.

Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite

Mr. Zable is a Senior Managing Director of GSO. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

Annual Report | December 31, 2019	81

Blackstone / GSO Funds	Trustees & Officers

December 31, 2019 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite

Ms. Beeney is a Senior Managing Director of GSO and General Counsel of GSO. Before joining GSO, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.

Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite

Ms. Lee is a Senior Managing Director of GSO and Head of GSO’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.

(2)	The “Fund Complex” consists of the Funds, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone / GSO Secured Lending Fund, the “Blackstone Real Estate Funds,” (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund), the “Blackstone Alternative Alpha Funds” (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund) and Blackstone Alternative Multi-Strategy Fund.

(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

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Page Intentionally Left Blank

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Transfer Agent
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Robert W. Busch
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street , Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2019 and December 31, 2018 were $87,900 and $87,900, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended December 31, 2019 and December 31, 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended December 31, 2019 and December 31, 2018 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,931 and $7,750, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended December 31, 2019 and December 31, 2018 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant's principal auditors must be pre-approved by the registrant's audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2019 and December 31, 2018 were $10,931 and $7,750, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman

Edward H. D'Alelio

Michael Holland

Gary S. Schpero

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 99.7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 1, 2020

The lead portfolio manager for the registrant (also referred to as the “Fund”) is Robert Zable, who is primarily responsible for the day-to-day management of the Fund and is a member of the U.S. Syndicated Credit Investment Committee (the “Investment Committee”) of GSO / Blackstone Debt Funds Management LLC (the “Adviser”). Gordon McKemie is also a portfolio manager for the Fund and sits on the Investment Committee. The Investment Committee approves core investments made by the Fund, but is not primarily responsible for the Fund’s day-to-day management

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Robert Zable	Portfolio Manager	Since September 2015	Mr. Zable is a Senior Managing Director and Senior Portfolio Manager of the U.S. CLOs and closed-end funds in GSO’s Liquid Credit Strategies (“LCS”) unit. He is also a member of GSO’s LCS Management Committee and sits on LCS’s U.S. Syndicated Credit Investment Committee, Global Structured Credit Investment Committee, LCS Global Asset Allocation Committee, and CLO Origination Committee. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a boutique restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.
Gordon McKemie	Portfolio Manager	Since April 2015	Mr. McKemie is a Principal and Portfolio Manager of the closed-end and exchange-traded funds in LCS. He is also a U.S. credit research analyst involved with the ongoing analysis and evaluation of primary and secondary fixed income investments. He sits on LCS’s U.S. Syndicated Credit Investment Committee. Prior to joining GSO, Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital. He began his career at Lehman Brothers.

(a)(2) As of December 31, 2019, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Material Conflicts if Any
Robert Zable					See below(1)
Registered Investment Companies	4	$2,367	0	$0
Other Pooled Accounts	34	$20,321	34	$20,321
Other Accounts	1	$157	0	$0

Gordon McKemie					See below(1)
Registered Investment Companies	5	$4,932	0	$0
Other Pooled Accounts	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	Including the registrant.

(1)	Potential Conflicts of Interest

The purchase of common shares of beneficial interest (“Common Shares”) in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and holders of Common Shares (“Common Shareholders”) will be subject to a number of actual and potential conflicts of interest involving the Firm (defined below). In addition, as a consequence of The Blackstone Group Inc. (collectively with its affiliates as the context requires, “Blackstone” and together with GSO, the “Firm”) holding a controlling interest in GSO and Blackstone’s status as a public company, the officers, directors, members, managers and employees of GSO will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, GSO, Blackstone or the Adviser in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to GSO affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the Common Shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the 1940 Act. Common Shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

The Firm’s Policies and Procedures. Certain policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, which GSO investment teams and portfolio companies may engage to advise on and to execute debt and equity financings, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that GSO may utilize for purposes of managing the Fund. For example, the Firm will from time to time come into possession of material non-public information with respect to companies, including portfolio companies, in which the Fund may be considering making an investment or companies that are the Firm’s advisory clients. The information, which could be of benefit to the Fund, is likely to be restricted to those other businesses of the Firm and otherwise be unavailable to the Fund, and will also restrict the Fund’s investment opportunities. Additionally, the operations of the Firm’s policies may restrict or otherwise limit the Fund from entering into agreements with, or related to, companies that either are advisory clients of the Firm or in which any Other Clients have invested or have considered making an investment. Furthermore, there will be circumstances in which affiliates of the Firm (including Other Clients) may refrain from taking certain confidential information in order to avoid trading restrictions. Finally, the Firm has and will enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, Blackstone and its affiliates may provide services in the future beyond those currently provided. Common Shareholders will not receive any benefit from any fees received by Blackstone. In the regular course of its capital markets, investment banking, real estate, advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests may preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, real estate, advisory and other businesses, Blackstone will from time to time determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of such conflicts of interest and the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more of certain individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price). The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships. The Firm is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm may have or transactions or investments the Firm may make or have made. Subject to the 1940 Act, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

The Fund may invest in securities of the same issuers as Other Clients or other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, GSO may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise be involved in and/or act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, such portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements may be on a firm commitment basis or may be on an uncommitted “best efforts” basis or on an uncommitted, or “best efforts”, basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone may also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by portfolio companies. There may also be circumstances in which the Fund commits to purchase any portion of such issuance from its portfolio company, some or all of which portion a Blackstone broker-dealer intends to syndicate to third parties and, in connection therewith and as a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will from time to time act as the managing underwriter or a member of the underwriting syndicate or broker for the Fund or portfolio companies, or as dealer, broker or advisor to a counterparty to the Fund or a portfolio company and purchase securities from or sell securities to the Fund, Other Clients or portfolio companies or Other Clients or advise on such transactions.

Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund, effect transactions, including transactions in the secondary markets, where it will nonetheless have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions or other compensation from the Fund and/or such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, lending arrangement and syndication fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Client or account is purchasing debt) or other compensation with respect to the foregoing activities, none of which are required to be shared with the Fund or its Common Shareholders. In addition, the advisory fee generally will not be reduced by such amounts. Therefore, Blackstone will have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or such other compensation from such other parties. Subject to applicable law, the Fund may approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund. Firm employees, including employees of GSO, are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. Common Shareholders will not receive any benefit from any such investments. Additionally, it can be expected that GSO and/or Blackstone will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, which, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or GSO may pay management fees and performance-based compensation in connection with such arrangements. Blackstone or GSO may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of these rebates may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Fund will, along with GSO and/or Blackstone itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise would be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties. For example, a firm with which GSO and/or Blackstone has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.

On October 1, 2015, Blackstone spun-off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the new combined business operates independently from Blackstone and is not an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Fund and the entities in which it invests on the one hand and PJT on the other. Specifically, given that PJT is not an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by PJT’s new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving PJT will still arise. The pre-existing relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence GSO in deciding to select or recommend PJT to perform such services for the Fund (the cost of which will generally be borne directly or indirectly by the Fund). Nonetheless, the Adviser and GSO will be free to cause the Fund to transact with PJT generally without restriction under the applicable governing documents notwithstanding such overlapping interests in, and relationships with, PJT. See also “Service Providers and Counterparties” below.

In addition, other present and future activities of the Firm and its affiliates (including GSO and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner. Common Shareholders should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, subject to the limitations of the 1940 Act. In addition, the Fund may invest in securities of the same issuers as Other Clients. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent the Fund holds securities that are different (including with respect to their relative seniority) from those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the Fund and Other Clients are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the portfolio company should take. In addition, purchases or sales of securities for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged, which may be disadvantageous to the Fund. In addition, the 1940 Act may limit the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. Further conflicts could arise after the Fund and other affiliates have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. GSO may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take, including selling Fund assets (possibly at disadvantageous times or disadvantageous conditions) or taking other actions in order to comply with the 1940 Act. In addition, there may be circumstances where GSO agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where GSO may cause Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund and a decision by GSO to take any particular action could have the effect of benefiting an Other Client (and, incidentally, may also have the effect of benefiting GSO) and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction. The Common Shareholders will not receive any benefit from fees paid to any affiliate of the Adviser from a portfolio company in which an Other Client also has an interest, to the extent permitted by the 1940 Act.

Other Blackstone and GSO Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that GSO and Blackstone provide investment management and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. GSO and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While GSO will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by GSO and Blackstone in managing their respective Other Clients could conflict with the transactions and strategies employed by GSO in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In addition, certain exceptions exist that allow specified types of investment opportunities that fall within the Fund’s investment objectives or strategy to be allocated in whole or in part to Blackstone or GSO itself or Other Clients, such as strategic investments made by Blackstone or GSO itself (whether in financial institutions or otherwise) and the exception for Other Clients that have investment objectives or guidelines similar to or overlapping with those of the Fund. In any event, it is the policy of GSO to allocate investment opportunities and sale opportunities on a basis deemed by GSO, in its sole discretion, to be fair and equitable over time.

Allocation Methodology Considerations

GSO will share appropriate investment opportunities (and sale opportunities) with Other Clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions), taking into account capital commitments, available cash and the relative capital of the respective funds and accounts and such other factors as the Adviser determines in good faith to be appropriate.

Notwithstanding the foregoing, GSO may also consider the following factors in making any allocation determinations (which determinations shall be on a basis that GSO believes in good faith to be fair and reasonable), and such factors may result in a different allocation of investment and/or sale opportunities:

(a) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles;

(b) the Fund’s and/or the Other Clients’ investment objectives, policies, guidelines, restrictions and terms, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings;

(c) the need to re-size risk in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients;

(d) liquidity considerations of the Fund and the Other Clients, including during a ramp-up of the Fund or such Other Clients or wind-down of Other Clients, proximity to the end of the Other Clients’ specified term or investment period, any redemption/withdrawal/repurchase requests, anticipated future contributions and available cash;

(e) legal, tax, accounting and other consequences;

(f) regulatory or contractual restrictions or consequences;

(g) avoiding a de minimis or odd lot allocation;

(h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities;

(i) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector;

(j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients;

(k) the management of any actual or potential conflict of interest;

(l) with respect to investments that are made available to GSO by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships that may not be available for the Fund and all Other Clients; and

(m) any other considerations deemed relevant by GSO in good faith.

GSO shall not have any obligation to present any investment opportunity to the Fund if GSO determines in good faith that such opportunity should not be presented to the Fund for any one or a combination of the reasons specified above, or if GSO is otherwise restricted from presenting such investment opportunity to the Fund. Subject to the Advisers Act and as further set forth herein, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements, provided, however, the Adviser does not anticipate that such priority or other allocation rights will impact the investments available to the Fund in the ordinary course. It should be noted that investment opportunities originated by business units of the Firm other than GSO will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from GSO. Additionally, investment opportunities originated by GSO will be allocated in accordance with GSO’s allocation policy, which may provide that investment opportunities will be allocated in part to other business units of the Firm on a basis that GSO believes in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from GSO and such other units. Furthermore, for the avoidance of doubt, any investment opportunity that is allocated to the Fund may be allocated to co-investors in GSO’s discretion to the extent that an amount of such investment opportunity remains after the Fund has received its target allocation in respect of such investment opportunity. Moreover, with respect to GSO’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and an Other Client (which allocations are to be made on a basis that GSO believes in good faith to be fair and reasonable), GSO and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth priorities and presumptions regarding what constitutes “debt” investments, ranges of rates of returns for defining “core” investments, presumptions regarding allocation for certain types of investments (e.g., distressed investments) and other matters. The application of those guidelines may result in the Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which it would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments.

When GSO determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or GSO provides the opportunity or offers the opportunity to Other Clients, Blackstone or GSO, including their personnel (including GSO personnel), may receive compensation from the Other Clients, whether or not in respect of a particular investment, including an allocation of referral fees, and any such compensation could be greater than amounts paid by the Fund to GSO. As a result, GSO (including GSO personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients. In addition, in some cases Blackstone or GSO may earn greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

GSO makes good faith determinations for allocation decisions based on expectations that may prove inaccurate. Information unavailable to GSO, or circumstances not foreseen by GSO at the time of allocation, may cause an investment opportunity to yield a different return than expected. Conversely, an investment that GSO expects to be consistent with the Fund’s return objectives may fail to achieve them.

Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that GSO or its affiliates consider equitable.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict the Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Fund may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Debt Financings in connection with Acquisitions and Dispositions. To the extent permitted by the 1940 Act, the Fund may from time to time provide financing (i) as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients and/or (ii) in connection with a proposed acquisition or investment by one or more Other Clients or affiliates of a portfolio company and/or its underlying assets. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from one or more Other Clients. While the terms and conditions of any such arrangements will generally be at arms’ length terms negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates may affect the terms of such transactions or arrangements and/or may otherwise influence the Adviser’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, which may give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

The Fund may from time to time dispose of all or a portion of an investment where the Firm or one or more Other Clients is providing financing to repay debt issued to the Fund. Such involvement may give rise to potential or actual conflicts of interest.

Activities of Principals and Employees. Certain of the principals and employees of the Adviser may be subject to a variety of conflicts of interest relating to their responsibilities to the Fund and the management of the Fund’s investment portfolio. Such individuals may serve in an advisory capacity to other managed accounts or investment vehicles. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Fund. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Furthermore, certain principals and employees of the Adviser may have a greater financial interest in the performance of such other funds or accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund.

Multiple Firm Business Lines. The Firm has multiple business lines, including the Blackstone Capital Markets Group, which Blackstone, GSO, the Fund, Other Clients, portfolio entities of the Fund and Other Clients and third parties may engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, the Firm is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, the Firm may come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Firm businesses and their personnel may be prohibited by law or contract from sharing information with GSO that would be relevant to monitoring the Fund’s investments and other activities. Additionally, Blackstone, GSO or Other Clients can be expected to enter into covenants that restrict or otherwise limit the ability of the Fund or its portfolio entities and their affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone, GSO or an Other Client could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions may negatively impact the ability of the Fund to implement its investment program. (See also “Other Blackstone and GSO Clients; Allocation of Investment Opportunities”). Finally, Blackstone and GSO personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other Firm businesses or for other reasons, in which case the Fund will not benefit from their experience. The shareholders will not receive a benefit from any fees earned by the Firm or their personnel from these other businesses.

Service Providers and Counterparties. Certain of the Fund’s, the Firm’s and/or portfolio companies’ advisors and other service providers or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisors and service providers (or their affiliates) may be investors in the Fund, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates. In addition, the retention of such entities as advisors or service providers may give rise to actual or potential conflicts of interest. Additionally, certain employees and other professionals of the Firm may have family members or relatives employed by such advisors and service providers (or their affiliates) or otherwise actively involved in (or have business, financial or other relationships with) relevant industries. For example, such family members or relatives might be employees, officers, directors or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its portfolio companies and/or assets. Moreover, in certain instances, the Fund or its portfolio companies may issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships may influence GSO and/or the Adviser in deciding whether to select or recommend such advisors or service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund.

Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments. Furthermore, Blackstone-affiliated service providers may charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses), provided that these amounts will not exceed market rates as determined by Blackstone or GSO to be appropriate under the circumstances.

Portfolio company service providers described in this section are generally owned by an Other Client. In certain instances a similar company could be owned by Blackstone directly. Blackstone could cause a transfer of ownership of one of these service providers from an Other Client to a Fund. The transfer of a portfolio company service provider between a Fund and an Other Client will generally be consummated for minimal or no consideration, and without obtaining any consent from a limited partner advisory committee. In such instances, GSO may, but is not required to, obtain a third party valuation confirming the same, and if it does, GSO may rely on such valuation.

Advisers and service providers, or their affiliates, often charge different rates (including below-market or no fee) or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies are different from those used by the Firm and its affiliates (including personnel), GSO or its affiliates (including personnel) may pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, GSO and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. In addition, the Firm and its affiliates, including without limitation, the Fund, the Other Clients and/or their portfolio companies, may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate. Furthermore, advisors and service providers may provide services exclusively to GSO and/or Blackstone, including Other Clients and their portfolio companies, although such advisors and service providers will not be considered employees of Blackstone or GSO.

In addition, certain advisors and service providers (including law firms) may temporarily provide their personnel to GSO and/or Blackstone pursuant to various arrangements including at cost or at no cost. While often the Fund is the beneficiary of these types of arrangements, GSO and/or Blackstone are from time to time the beneficiaries of these arrangements as well, including in circumstances where the advisor or service provider also provides services to the Fund in the ordinary course. Such personnel may provide services in respect of multiple matters, including in respect of matters related to GSO and/or Blackstone, their affiliates and/or portfolio companies and any costs of such personnel may be allocated accordingly.

In addition, investment banks or other financial institutions, as well as Blackstone employees, may also be Fund investors. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.

Blackstone may, from time to time, encourage service providers to funds and investments to use, at market rates and/or on arm’s length terms, Blackstone-affiliated service providers in connection with the business of the Fund, portfolio companies, and unaffiliated entities. This practice provides an indirect benefit to Blackstone in the form of added business for Blackstone-affiliated service providers.

Blackstone-affiliated service providers are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain Investments, include:

•	COE. The Blackstone Center of Excellence, located in Gurgaon, India (the “COE”) is a captive center of resources administered by Blackstone and ThoughtFocus Technologies LLC (“ThoughtFocus”), an independent firm in which Blackstone holds a minority position and participates as a member of the board. The COE is expected to perform services for certain funds that may have historically been performed by Blackstone personnel, such as funds’ administrative services, data collection and management services, and technology implementation and support services, which may be paid for by the funds that receive such services on a similar basis as a third party providing such services. Blackstone, through its interest in ThoughtFocus, receives an indirect benefit resulting from the funds’ payments for such services. These fees do not offset management fees payable by the shareholders.

•	Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not offset the management fee payable by shareholders.

•	Optiv. Optiv is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the Blackstone funds and their portfolio companies.

•	BTIG. In December 2016, certain funds made a strategic minority investment in BTIG. BTIG is a global financial services firm that provides institutional trading, investment banking, research and related brokerage services and may provide goods and services for the Fund, Other Clients or any of their portfolio companies and the Blackstone Tactical Opportunities Program.

•	Refinitiv. In October 2018, a consortium led by Blackstone acquired a 55% equity stake of Refinitiv, formerly the Financial & Risk division of Thomson Reuters, which includes the Evaluated Pricing Service (formerly known as Thomson Reuters Pricing Service). From time to time, Refinitiv is expected to provide valuation and other services to the Fund on an arms-length basis.

Allocation of Personnel. The Adviser and their respective members, partners, officers and employees will devote as much of their time to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the Investment Advisory Agreement, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and GSO, and their officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser and GSO. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and Common Shareholders. Furthermore, GSO and GSO personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of GSO may share in the fees and performance-based compensation from the Fund; similarly, GSO personnel may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. GSO’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive, and Common Shareholders rely on GSO’s judgment in this regard.

Portfolio Company Data. The Firm receives or obtains various kinds of data and information from the Fund, Other Clients and their portfolio companies, including data and information relating to business operations, trends, budgets, customers and other metrics, some of which are sometimes referred to as “big data.” The Firm can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of its access to (and rights regarding) this data and information from the Fund, Other Clients and their portfolio companies. The Firm has entered and will continue to enter into information sharing and use arrangements with the Fund, Other Clients and their portfolio companies, related parties and service providers, which may give the Firm access to (and rights regarding) data that it would not otherwise obtain in the ordinary course. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and portfolio companies also provides material benefits to Blackstone, GSO or Other Clients without compensation or other benefit accruing to the Fund or Common Shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for Blackstone, GSO and Other Clients that do not own an interest in the portfolio company, without compensation or benefit to the Fund or portfolio companies.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use data and information from the Fund’s activities to assist in the pursuit of the Firm’s various other activities, including to trade for the benefit of the Firm and/or an Other Client in the securities of unaffiliated issuers while using or otherwise being in possession of such information. Any confidentiality obligations in the investment sub-advisory agreement do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio company and/or entity in the same or related industry. Such trading can be expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or Common Shareholders.

The Firm believes that access to this information furthers the interests of the Common Shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Fund’s investment management activities. Subject to appropriate contractual arrangements, the Firm may also utilize such information outside of the Fund’s activities in a manner that provides a material benefit to the Firm and/or its affiliates, but not the Fund. The sharing and use of “big data” and other information presents potential conflicts of interest and investors acknowledge and agree that any benefits received by the Firm or its personnel (including fees (in cash or in kind), costs and expenses) will not be subject to management fee offset provisions or otherwise shared with the Fund or Common Shareholders. As a result, the Adviser may have an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Firm or Other Clients.

Material, Non-Public Information. GSO may come into possession of material non-public information with respect to an issuer. Should this occur, GSO would be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act for the Fund upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of GSO that might be relevant to an investment decision to be made for the Fund. In addition, GSO, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, may choose to forgo an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.

In addition, affiliates of GSO within Blackstone may come into possession of material non-public information with respect to an issuer. Should this occur, GSO may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Other Trading and Investing Activities. Certain Other Clients may invest in securities of publicly traded companies that are actual or potential investments of the Fund. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Fund in such securities or related securities. In addition, the Fund might not pursue an investment in an issuer as a result of such trading activities by Other Clients.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Regulatory Inquiries. Blackstone is subject to extensive regulation, including periodic examinations, by governmental agencies and self-regulatory organizations in the jurisdictions in which it operates around the world. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities. Many of these regulators, including U.S. and foreign government agencies and self-regulatory organizations, as well as state securities commissions in the United States, are also empowered to conduct investigations and administrative proceedings that can result in fines, suspensions of personnel, changes in policies, procedures or disclosure or other sanctions, including censure, the issuance of cease-and-desist orders, the suspension or expulsion of a broker-dealer or investment adviser from registration or memberships or the commencement of a civil or criminal lawsuit against Blackstone or its personnel. Blackstone is regularly subject to requests for information and informal or formal investigations by the SEC and other regulatory authorities, with which Blackstone routinely cooperates and even historical practices that have been previously examined are being revisited. Even if an investigation or proceeding did not result in a sanction or the sanction imposed against Blackstone or its personnel by a regulator were small in monetary amount, the adverse publicity relating to the investigation, proceeding or imposition of these sanctions could harm Blackstone, GSO, the Adviser and the Fund. While it is difficult to predict what impact, if any, the foregoing may have, there can be no assurance that any of the foregoing, whether applicable to Blackstone or GSO specifically or the underlying funds in which Blackstone or GSO invests generally, would not have a material adverse effect on the Fund and its ability to achieve its investment objective. As a result, there can be no assurance that any of the foregoing will not have an adverse impact on Blackstone, GSO or the Adviser or otherwise impede the Fund’s ability to effectively achieve its investment objective.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions (including under the 1940 Act) on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the Common Shareholders.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of the Fund’s affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to act in the Fund’s best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Additional Potential Conflicts. The officers, directors, members, managers, and employees of the Adviser and GSO may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser or GSO, as applicable. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund.

Transactions with Clients of Blackstone Insurance Solutions. Blackstone Insurance Solutions (“BIS”) is a business unit of Blackstone that is comprised of two affiliated registered investment advisers. BIS provides investment advisory services to insurers (including insurance companies that are owned, directly or indirectly, by Blackstone or Other Clients, in whole or in part). Actual or potential conflicts of interest may arise with respect to the relationship of the Fund and portfolio companies with the funds, vehicles or accounts BIS advises or sub-advises, including accounts where an insurer participates in investments directly and there is no separate vehicle controlled by Blackstone (collectively, “BIS Clients”). BIS Clients may have investment objectives that overlap with those of the Fund or portfolio companies, and such BIS Clients may invest alongside the Fund or such portfolio companies in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such portfolio companies. BIS Clients will also participate in transactions related to the Fund and/or portfolio companies (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or portfolio companies or in other transactions related to the Fund or portfolio companies (to the extent permitted by the 1940 Act or exemptive relief from the SEC), BIS Clients may or may not invest or divest at the same time or on the same terms as the Fund or the applicable portfolio companies. BIS Clients will also from time to time acquire investments and portfolio companies directly or indirectly from the Fund, including one or more royalty streams, which may be securitized along with other royalty streams. In circumstances where GSO determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone, GSO or GSO / Blackstone implements, GSO / Blackstone will not be required to seek approval of the Board or the shareholders. In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone may, in its discretion, involve independent members of the board of a portfolio company or a third party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or GSO / Blackstone may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS will also from time to time require the applicable BIS Clients participating in a transaction to consent thereto (including in circumstances where GSO / Blackstone does not seek the consent of the Board or the shareholders). There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest.

(a)(3) Portfolio Manager Compensation as of September 30, 2019

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2019.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Robert Zable	None
Gordon McKemie	$10,001 - $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Exhibit 99.7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	March 6, 2020

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	March 6, 2020

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 6, 2020